UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2016

Emerging Markets Debt Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AEDVX	9.77%	4.90%	7/29/14
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	9.17%	4.68%	—
Institutional Class	AEDJX	9.99%	5.10%	7/29/14
A Class	AEDQX			7/29/14
No sales charge		9.61%	4.66%
With sales charge		4.67%	2.56%
C Class	AEDHX	8.81%	3.88%	7/29/14
R Class	AEDWX	9.34%	4.39%	7/29/14
R6 Class	AEXDX	10.15%	5.20%	7/29/14
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $11,141

JPMorgan CEMBI Broad Diversified Index — $11,090

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.47%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Margé Karner, Kevin Akioka, John Lovito, and Brian Howell

In December 2015, Phil Yuhn left the portfolio management team to pursue other opportunities.

Performance Summary

Emerging Markets Debt returned 9.77%* for the fiscal year ended October 31, 2016. By comparison, the fund’s benchmark, the JP Morgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index, returned 9.17%. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Emerging markets debt posted strong returns for the 12-month period in a volatile and rapidly changing market environment. Early in the reporting period, emerging markets debt fell sharply along with other risk assets amid slowing global economic growth, most notably in China, and a significant decline in commodity prices, which adversely affected a number of emerging economies that are dependent on commodity exports.

After bottoming in February, however, emerging markets bonds staged a substantial recovery over the remainder of the period. A rebound in commodity prices helped stabilize many emerging economies, as did accommodative monetary policies from many of the world’s central banks. This included the U.S. Federal Reserve (the Fed), which held interest rates steady through the end of the period after raising short-term rates in late 2015. Strong investor demand for yield was another factor supporting emerging markets debt as bond yields in many regions of the world remained at or near historic lows, with negative yields in countries such as Germany and Japan.

Despite the overall upward trajectory for emerging markets bonds, markets were volatile amid concerns about “Brexit” (the June 2016 U.K. referendum to leave the European Union), a credit rating downgrade of Turkey’s sovereign debt, and continued geopolitical turmoil in the Middle East.

On a regional basis, emerging markets debt in Latin America performed best during the period, led by commodity-driven countries such as Brazil and Colombia. From a sector perspective, commodity-based sectors such as energy and metals and mining were the best performers, while the financials sector lagged.

Risk Management Aided Performance

As the reporting period began, the fund was positioned cautiously, with an above-average cash position, an emphasis on sovereign debt over high-yield corporate bonds, and an underweight position in commodity-related sectors of the market. This positioning reflected our view that emerging markets debt had reached overvalued levels. This positioning proved favorable as emerging markets debt declined in late 2015 and early 2016.

As the market sold off, we took advantage of opportunities to increase the fund’s risk profile, particularly in high-quality corporate debt with strong fundamentals and a tactical allocation to sovereign debt in selected countries. This positioning helped the fund outperform during the market rally that occurred over the remainder of the period.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

We moved to a more neutral position late in the reporting period amid our concerns that a number of global risk factors were not priced into the market. These factors included Brexit fallout, uncertainty surrounding the Fed's interest rate policy and the U.S. presidential election, supply and demand imbalances in commodities markets, and idiosyncratic risk in countries such as Brazil and Russia. Although this detracted somewhat from performance as emerging markets debt continued to rally, the fund outperformed for the full reporting period.

Country Weightings Added Value

The fund’s country weightings were generally positive for performance during the 12 months. An overweight position in Latin America, most notably in Brazil and Colombia, contributed favorably to performance. Both countries benefited from improving economic conditions, recovering commodity prices, and investor demand for the relatively high yields on their bonds. Security selection in Qatar and Russia also added value during the reporting period. On the downside, underweight positions in India, South Africa, and Indonesia detracted from relative results during the period.

Sector Allocation Contributed

Sector allocation was beneficial for portfolio performance during the reporting period. Overweight positions in TMT (technology, media, and telecommunications) and energy added value, as did an underweight position in the underperforming financials sector. In contrast, an underweight position in the metals and mining sector detracted the most from relative results.

Positioning for the Future

The unexpected outcome of the recent U.S. presidential election has led to significant uncertainty in the global fixed-income markets, including emerging markets debt. The main risk factors for emerging markets are rising interest rates and protectionist U.S. trade policies.

The Fed is expected to raise short-term interest rates in December 2016, and we are likely to see longer-term U.S. bond yields move higher in anticipation of the new administration’s domestic economic policies, which are focused on a fiscal expansion that could be inflationary. Higher bond yields in the U.S. could attract investor demand away from emerging markets in the near term. However, as observed in previous Fed interest rate hike cycles, emerging markets debt sold off in anticipation of the rate increases, but then recovered as a stronger U.S. economy is beneficial to emerging markets.

From a trade policy perspective, many emerging markets rely on trade with the U.S., so any restrictions on foreign trade would likely put downward pressure on emerging economies and their debt. The question is how aggressive the new administration will be in following through with their campaign rhetoric regarding global trade. Given the negative potential impact of trade restrictions on multinational U.S. companies as well, these initiatives could face resistance and thus not be as aggressive as suggested during the presidential campaign.

Although the uncertainty surrounding these risk factors will likely lead to increased market volatility, the underlying economic environment in emerging markets is already on firmer footing. Economic activity is improving in many emerging countries after several years of slowing, and corporate balance sheets have strengthened. These developments should be broadly supportive for emerging markets debt once policy clarity emerges.

6

Fund Characteristics

OCTOBER 31, 2016
Portfolio at a Glance
Average Duration (effective)	4.6 years
Weighted Average Life	6.0 years

Bond Holdings by Country	% of net assets
Brazil	10.3%
Turkey	8.9%
Russia	6.8%
Mexico	5.8%
Argentina	5.0%
Colombia	4.9%
Chile	4.4%
China	4.1%
Qatar	3.8%
Peru	3.3%
Other Countries	32.1%
Cash and Equivalents(1)	10.6%
(1) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Corporate Bonds	85.3%
Sovereign Governments and Agencies	4.1%
Temporary Cash Investments	10.9%
Other Assets and Liabilities	(0.3)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,049.50	$5.00	0.97%
Institutional Class	$1,000	$1,050.50	$3.97	0.77%
A Class	$1,000	$1,048.20	$6.28	1.22%
C Class	$1,000	$1,044.30	$10.12	1.97%
R Class	$1,000	$1,046.90	$7.56	1.47%
R6 Class	$1,000	$1,050.80	$3.71	0.72%
Hypothetical
Investor Class	$1,000	$1,020.26	$4.93	0.97%
Institutional Class	$1,000	$1,021.27	$3.91	0.77%
A Class	$1,000	$1,019.00	$6.19	1.22%
C Class	$1,000	$1,015.23	$9.98	1.97%
R Class	$1,000	$1,017.75	$7.46	1.47%
R6 Class	$1,000	$1,021.52	$3.66	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Principal Amount	Value
CORPORATE BONDS — 85.3%
Algeria — 0.6%
GTH Finance BV, 7.25%, 4/26/23(1)	$200,000	$213,450
Argentina — 4.3%
Arcor SAIC, 6.00%, 7/6/23(1)	200,000	213,000
Cablevision SA, 6.50%, 6/15/21(1)	500,000	521,250
YPF SA, 8.50%, 3/23/21(1)	200,000	220,440
YPF SA, 8.75%, 4/4/24	450,000	496,553
		1,451,243
Bangladesh — 0.6%
Banglalink Digital Communications Ltd., 8.625%, 5/6/19	200,000	213,500
Brazil — 10.3%
Braskem Finance Ltd., 6.45%, 2/3/24	200,000	212,500
Braskem Finance Ltd., 5.375%, 5/2/22	200,000	203,500
ESAL GmbH, 6.25%, 2/5/23	200,000	193,500
Globo Comunicacao e Participacoes SA, 4.875%, 4/11/22	300,000	310,500
Itau Unibanco Holding SA, MTN, 6.20%, 4/15/20	200,000	214,000
Marfrig Holdings Europe BV, 8.00%, 6/8/23(1)	200,000	207,000
Minerva Luxembourg SA, 6.50%, 9/20/26(1)	200,000	196,200
Petrobras Global Finance BV, 5.375%, 1/27/21	700,000	694,890
Petrobras Global Finance BV, 8.75%, 5/23/26	700,000	790,300
Vale Overseas Ltd., 6.25%, 8/10/26	200,000	215,000
Vale Overseas Ltd., 6.875%, 11/21/36	200,000	202,690
		3,440,080
Chile — 4.4%
AES Gener SA, 5.00%, 7/14/25(1)	200,000	205,781
Inversiones CMPC SA, 4.75%, 9/15/24	400,000	424,553
SACI Falabella, 3.75%, 4/30/23	200,000	207,888
Telefonica Chile SA, 3.875%, 10/12/22	200,000	206,039
VTR Finance BV, 6.875%, 1/15/24	400,000	419,000
		1,463,261
China — 4.1%
Baidu, Inc., 2.75%, 6/9/19	200,000	204,734
China Overseas Finance Cayman V Ltd., 3.95%, 11/15/22	200,000	211,303
CITIC Ltd., 6.80%, 1/17/23	200,000	242,057
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	300,000	300,120
CRCC Yuxiang Ltd., 3.50%, 5/16/23	200,000	205,145
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	200,000	203,317
		1,366,676
Colombia — 4.9%
Banco de Bogota SA, 6.25%, 5/12/26(1)	200,000	207,000
Ecopetrol SA, 5.875%, 9/18/23	500,000	537,500

10

	Principal Amount	Value
GrupoSura Finance SA, 5.50%, 4/29/26(1)	$400,000	$424,500
Millicom International Cellular SA, 6.625%, 10/15/21	400,000	417,760
Pacific Exploration and Production Corp., 5.375%, 1/26/19(2)(3)	100,000	20,500
Pacific Exploration and Production Corp., 7.25%, 12/12/21(2)(3)	100,000	20,500
		1,627,760
Guatemala — 0.6%
Comcel Trust via Comunicaciones Celulares SA, 6.875%, 2/6/24	200,000	205,500
Hong Kong — 1.9%
Bank of East Asia Ltd. (The), MTN, VRN, 4.25%, 11/20/19	200,000	204,616
China CITIC Bank International Ltd., MTN, 6.875%, 6/24/20	200,000	225,531
Hutchison Whampoa International 09 Ltd., 7.625%, 4/9/19	100,000	113,697
Hutchison Whampoa International 12 Ltd., VRN, 6.00%, 5/7/17	100,000	102,325
		646,169
India — 2.7%
Bharti Airtel International (Netherlands) BV, 5.125%, 3/11/23	200,000	215,640
ICICI Bank Ltd., 5.75%, 11/16/20	200,000	223,476
ONGC Videsh Ltd., 4.625%, 7/15/24	200,000	214,391
Reliance Industries Ltd., 4.125%, 1/28/25	250,000	258,762
		912,269
Indonesia — 0.6%
Pertamina Persero PT, MTN, 5.625%, 5/20/43	200,000	201,367
Israel — 2.6%
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	800,000	867,097
Jamaica — 1.7%
Digicel Group Ltd., 8.25%, 9/30/20	650,000	577,200
Kazakhstan — 1.6%
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 5/3/17	300,000	307,013
Halyk Savings Bank of Kazakhstan JSC, 7.25%, 1/28/21	200,000	217,500
		524,513
Kuwait — 1.0%
Kuwait Projects Co., 5.00%, 3/15/23	300,000	318,450
Malaysia — 0.6%
Malayan Banking Bhd, MTN, VRN, 3.25%, 9/20/17	200,000	202,089
Mexico — 5.8%
Alfa SAB de CV, 5.25%, 3/25/24	200,000	218,000
America Movil SAB de CV, 6.375%, 3/1/35	100,000	122,488
BBVA Bancomer SA, 6.75%, 9/30/22	700,000	788,935
Grupo Televisa SAB, 5.00%, 5/13/45	200,000	190,438
Mexichem SAB de CV, 5.875%, 9/17/44	200,000	193,020
Petroleos Mexicanos, MTN, 6.875%, 8/4/26	200,000	224,080
Southern Copper Corp., 7.50%, 7/27/35	100,000	118,385
Southern Copper Corp., 5.25%, 11/8/42	100,000	95,198
		1,950,544
Morocco — 1.2%
OCP SA, 5.625%, 4/25/24	200,000	215,250
OCP SA, 4.50%, 10/22/25	200,000	201,892
		417,142

11

	Principal Amount	Value
Nigeria — 2.4%
GTB Finance BV, 6.00%, 11/8/18	$200,000	$199,531
Ihs Netherlands Holdco BV, 9.50%, 10/27/21(1)	400,000	416,954
MTN Mauritius Investment Ltd., 6.50%, 10/13/26(1)	200,000	203,425
		819,910
Panama — 1.2%
Sable International Finance Ltd., 6.875%, 8/1/22	400,000	414,000
Peru — 3.3%
Banco de Credito del Peru, 2.25%, 10/25/19(1)	200,000	201,030
Banco de Credito del Peru, VRN, 6.875%, 9/16/21	400,000	457,200
Banco Internacional del Peru SAA Interbank, VRN, 6.625%, 3/19/24	200,000	220,440
BBVA Banco Continental SA, VRN, 5.25%, 9/22/24	100,000	107,125
InRetail Consumer, 5.25%, 10/10/21	100,000	103,850
		1,089,645
Philippines — 1.3%
Alliance Global Group (Cayman Islands), Inc., 6.50%, 8/18/17	100,000	103,132
FPT Finance Ltd., 6.375%, 9/28/20	100,000	110,677
SM Investments Corp., 4.875%, 6/10/24	200,000	214,131
		427,940
Poland — 0.6%
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, 4.63%, 9/26/22	200,000	215,259
Qatar — 3.8%
Nakilat, Inc., 6.27%, 12/31/33	215,620	257,103
Ooredoo International Finance Ltd., 3.25%, 2/21/23	200,000	203,624
Ooredoo International Finance Ltd., 3.75%, 6/22/26(1)	200,000	204,998
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.33%, 9/30/27	500,000	600,000
		1,265,725
Republic of Korea — 1.9%
Hyundai Capital America, 2.55%, 2/6/19	200,000	203,103
KEB Hana Bank, MTN, 4.375%, 9/30/24	200,000	213,957
Woori Bank, MTN, 4.75%, 4/30/24	200,000	212,254
		629,314
Russia — 6.8%
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23	400,000	424,098
Gazprom OAO Via Gaz Capital SA, 4.95%, 2/6/28	400,000	393,876
Gazprom OAO Via Gaz Capital SA, MTN, 7.29%, 8/16/37	200,000	228,069
Global Ports Finance plc, 6.87%, 1/25/22(1)	200,000	207,274
Lukoil International Finance BV, 6.125%, 11/9/20	200,000	217,777
Lukoil International Finance BV, 4.75%, 11/2/26(1)(4)	300,000	301,125
MMC Norilsk Nickel OJSC via MMC Finance DAC, 5.55%, 10/28/20	300,000	318,316
VimpelCom Holdings BV, 5.95%, 2/13/23	200,000	206,133
		2,296,668
Singapore — 2.1%
DBS Bank Ltd., VRN, 3.625%, 9/21/17	300,000	304,522
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19	200,000	208,605

12

	Principal Amount	Value
United Overseas Bank Ltd., MTN, VRN, 3.75%, 9/19/19	$200,000	$206,898
		720,025
South Africa — 1.2%
FirstRand Bank Ltd., MTN, 4.25%, 4/30/20	200,000	205,375
Myriad International Holdings BV, 5.50%, 7/21/25(1)	200,000	212,533
		417,908
Thailand — 1.3%
Bangkok Bank PCL, 3.875%, 9/27/22	200,000	215,355
Siam Commercial Bank PCL, MTN, 3.50%, 4/7/19	200,000	206,890
		422,245
Trinidad and Tobago — 1.3%
Columbus Cable Barbados Ltd., 7.375%, 3/30/21	400,000	429,500
Turkey — 6.7%
Finansbank AS, 6.25%, 4/30/19	200,000	209,771
KOC Holding AS, 5.25%, 3/15/23(1)	200,000	205,206
Tupras Turkiye Petrol Rafinerileri AS, 4.125%, 5/2/18	200,000	201,713
Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/25(1)	200,000	205,624
Turkiye Garanti Bankasi AS, 4.00%, 9/13/17	800,000	804,680
Turkiye Garanti Bankasi AS, MTN, 4.75%, 10/17/19	200,000	202,409
Turkiye Is Bankasi, 3.75%, 10/10/18	200,000	198,011
Yapi ve Kredi Bankasi AS, 5.25%, 12/3/18	200,000	203,754
		2,231,168
United Arab Emirates — 1.9%
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23	200,000	204,369
ADCB Finance Cayman Ltd., MTN, 4.50%, 3/6/23	200,000	209,162
DP World Ltd., MTN, 6.85%, 7/2/37	200,000	228,252
		641,783
TOTAL CORPORATE BONDS (Cost $27,887,829)		28,619,400
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.1%
Argentina — 0.7%
Provincia de Buenos Aires, 9.95%, 6/9/21	200,000	228,242
Indonesia — 0.6%
Indonesia Government International Bond, MTN, 4.125%, 1/15/25	200,000	210,278
Saudi Arabia — 0.6%
Saudi Government International Bond, 2.375%, 10/26/21(1)	200,000	199,565
Turkey — 2.2%
Turkey Government International Bond, 5.125%, 3/25/22	400,000	413,966
Turkey Government International Bond, 6.25%, 9/26/22	300,000	327,193
		741,159
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,351,000)		1,379,244
TEMPORARY CASH INVESTMENTS — 10.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $2,811,881), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $2,756,008)		2,756,000

13

	Principal Amount/Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	805,543	$805,543
U.S. Treasury Bills, 0.43%, 2/9/17(5)(6)	$100,000	99,911
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,661,425)		3,661,454
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $32,900,254)		33,660,098
OTHER ASSETS AND LIABILITIES — (0.3)%		(101,163)
TOTAL NET ASSETS — 100.0%		$33,558,935

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
29	U.S. Treasury 2-Year Notes	December 2016	$6,326,078	$(5,768)
2	U.S. Treasury Long Bonds	December 2016	325,438	(14,380)
			$6,651,516	$(20,148)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
9	U.S. Treasury 5-Year Notes	December 2016	$1,087,172	$3,706
12	U.S. Treasury 10-Year Ultra Notes	December 2016	1,698,188	32,131
			$2,785,360	$35,837

NOTES TO SCHEDULE OF INVESTMENTS
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $5,836,769, which represented 17.4% of total net assets.

(2)	Security is in default.

(3)	Non-income producing.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $19,982.

(6)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $32,900,254)	$33,660,098
Cash	14,250
Receivable for investments sold	605,233
Receivable for capital shares sold	4,010
Receivable for variation margin on futures contracts	172
Interest receivable	359,571
34,643,334

Liabilities
Payable for investments purchased	1,047,180
Payable for capital shares redeemed	11,111
Accrued management fees	22,938
Distribution and service fees payable	2,744
Dividends payable	426
1,084,399

Net Assets	$33,558,935

Net Assets Consist of:
Capital paid in	$32,614,152
Undistributed net realized gain	169,250
Net unrealized appreciation	775,533
$33,558,935

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$3,898,157	377,673	$10.32
Institutional Class	$5,682,399	550,484	$10.32
A Class	$6,282,224	608,926	$10.32*
C Class	$1,110,461	107,821	$10.30
R Class	$1,120,275	108,655	$10.31
R6 Class	$15,465,419	1,497,725	$10.33
*Maximum offering price $10.81 (net asset value divided by 0.955).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Interest	$1,313,247

Expenses:
Management fees	233,351
Distribution and service fees:
A Class	14,869
C Class	10,544
R Class	5,269
Trustees' fees and expenses	1,711
Other expenses	1,410
267,154

Net investment income (loss)	1,046,093

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	420,176
Futures contract transactions	(8,781)
Swap agreement transactions	15,846
427,241

Change in net unrealized appreciation (depreciation) on:
Investments	1,183,231
Futures contracts	7,506
Swap agreements	42,140
1,232,877

Net realized and unrealized gain (loss)	1,660,118

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,706,211

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEAR ENDED OCTOBER 31, 2016 AND PERIODS ENDED OCTOBER 31, 2015 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015(1)	June 30, 2015(2)
Operations
Net investment income (loss)	$1,046,093	$296,359	$756,921
Net realized gain (loss)	427,241	(58,996)	(176,003)
Change in net unrealized appreciation (depreciation)	1,232,877	(308,175)	(149,169)
Net increase (decrease) in net assets resulting from operations	2,706,211	(70,812)	431,749

Distributions to Shareholders
From net investment income:
Investor Class	(85,827)	(20,679)	(160,059)
Institutional Class	(207,030)	(61,311)	(204,283)
A Class	(202,338)	(58,691)	(181,010)
C Class	(27,956)	(9,359)	(22,588)
R Class	(33,205)	(9,359)	(25,873)
R6 Class	(507,314)	(143,125)	(170,103)
Decrease in net assets from distributions	(1,063,670)	(302,524)	(763,916)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	4,891,529	24,404	27,705,964

Net increase (decrease) in net assets	6,534,070	(348,932)	27,373,797

Net Assets
Beginning of period	27,024,865	27,373,797	—
End of period	$33,558,935	$27,024,865	$27,373,797

Undistributed (distributions in excess of) net investment income	—	$(879)	$750

(1)	July 1, 2015 through October 31, 2015. The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 29, 2014 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on July 29, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 49% of the shares of the fund. Various funds issued by American Century Investment Trust and American Century Strategic Asset Allocations, Inc. own, in aggregate, 43% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 0.96% for the Investor Class, A Class, C Class and R Class, 0.76% for the Institutional Class and 0.71% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $30,540,815 and $24,174,767, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2016		Period ended October 31, 2015(1)		Period ended June 30, 2015(2)
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class
Sold	274,466	$2,798,069	16,642	$163,273	833,039	$8,320,778
Issued in reinvestment of distributions	8,240	82,673	2,134	20,679	16,132	160,044
Redeemed	(97,759)	(978,196)	(161,436)	(1,594,907)	(513,785)	(5,084,279)
	184,947	1,902,546	(142,660)	(1,410,955)	335,386	3,396,543
Institutional Class
Sold	—	—	—	—	730,000	7,300,000
Issued in reinvestment of distributions	20,682	206,541	6,341	61,311	20,591	204,283
Redeemed	—	—	(152,130)	(1,497,077)	(75,000)	(750,000)
	20,682	206,541	(145,789)	(1,435,766)	675,591	6,754,283
A Class
Sold	6,539	63,694	2,323	23,000	732,269	7,322,515
Issued in reinvestment of distributions	20,228	201,870	6,076	58,691	18,264	181,010
Redeemed	—	—	(101,112)	(996,857)	(75,661)	(756,585)
	26,767	265,564	(92,713)	(915,166)	674,872	6,746,940
C Class
Sold	847	8,260	82,227	809,939	101,157	1,011,257
Issued in reinvestment of distributions	2,801	27,893	969	9,359	2,286	22,588
Redeemed	(44)	(446)	(82,408)	(807,125)	(14)	(141)
	3,604	35,707	788	12,173	103,429	1,033,704
R Class
Sold	1,674	16,835	76	736	100,000	1,000,000
Issued in reinvestment of distributions	3,322	33,128	970	9,359	2,613	25,873
	4,996	49,963	1,046	10,095	102,613	1,025,873
R6 Class
Sold	353,521	3,601,101	415,215	4,109,314	925,434	9,190,982
Issued in reinvestment of distributions	50,626	506,132	14,816	143,125	17,149	170,103
Redeemed	(166,923)	(1,676,025)	(50,147)	(488,416)	(61,966)	(612,464)
	237,224	2,431,208	379,884	3,764,023	880,617	8,748,621
Net increase (decrease)	478,220	$4,891,529	556	$24,404	2,772,508	$27,705,964

(1)	July 1, 2015 through October 31, 2015. The fund’s fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 29, 2014 (fund inception) through June 30, 2015.

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$28,619,400	—
Sovereign Governments and Agencies	—	1,379,244	—
Temporary Cash Investments	$805,543	2,855,911	—
	$805,543	$32,854,555	—
Other Financial Instruments
Futures Contracts	$35,837	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$20,148	—	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $737,500.

22

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 17 contracts.

Value of Derivative Instruments as of October 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$172	Payable for variation margin on futures contracts*	—

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$15,846	Change in net unrealized appreciation (depreciation) on swap agreements	$42,140
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(8,781)	Change in net unrealized appreciation (depreciation) on futures contracts	7,506
		$7,065		$49,646

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

23

9. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 and periods ended October 31, 2015 and June 30, 2015 were as follows:

	October 31, 2016	October 31, 2015(1)	June 30, 2015(2)
Distributions Paid From
Ordinary income	$1,063,670	$302,524	$763,916
Long-term capital gains	—	—	—

(1)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(2)	July 29, 2014 (fund inception) through June 30, 2015.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$32,916,119
Gross tax appreciation of investments	$985,569
Gross tax depreciation of investments	(241,590)
Net tax appreciation (depreciation) of investments	$743,979
Undistributed ordinary income	$200,804

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.75	0.36	0.57	0.93	(0.36)	$10.32	9.77%	0.97%	3.59%	97%	$3,898
2015(3)	$9.88	0.11	(0.13)	(0.02)	(0.11)	$9.75	(0.22)%	0.97%(4)	3.19%(4)	35%	$1,878
2015(5)	$10.00	0.28	(0.11)	0.17	(0.29)	$9.88	1.72%	0.97%(4)	3.18%(4)	46%	$3,312
Institutional Class
2016	$9.75	0.38	0.57	0.95	(0.38)	$10.32	9.99%	0.77%	3.79%	97%	$5,682
2015(3)	$9.87	0.11	(0.12)	(0.01)	(0.11)	$9.75	(0.16)%	0.77%(4)	3.39%(4)	35%	$5,164
2015(5)	$10.00	0.31	(0.13)	0.18	(0.31)	$9.87	1.91%	0.77%(4)	3.38%(4)	46%	$6,671
A Class
2016	$9.74	0.33	0.59	0.92	(0.34)	$10.32	9.61%	1.22%	3.34%	97%	$6,282
2015(3)	$9.87	0.10	(0.13)	(0.03)	(0.10)	$9.74	(0.31)%	1.22%(4)	2.94%(4)	35%	$5,671
2015(5)	$10.00	0.27	(0.13)	0.14	(0.27)	$9.87	1.45%	1.22%(4)	2.93%(4)	46%	$6,660
C Class
2016	$9.72	0.26	0.58	0.84	(0.26)	$10.30	8.81%	1.97%	2.59%	97%	$1,110
2015(3)	$9.85	0.07	(0.13)	(0.06)	(0.07)	$9.72	(0.57)%	1.97%(4)	2.19%(4)	35%	$1,013
2015(5)	$10.00	0.20	(0.13)	0.07	(0.22)	$9.85	0.74%	1.97%(4)	2.18%(4)	46%	$1,019

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016	$9.73	0.31	0.58	0.89	(0.31)	$10.31	9.34%	1.47%	3.09%	97%	$1,120
2015(3)	$9.86	0.09	(0.13)	(0.04)	(0.09)	$9.73	(0.40)%	1.47%(4)	2.69%(4)	35%	$1,009
2015(5)	$10.00	0.24	(0.12)	0.12	(0.26)	$9.86	1.18%	1.47%(4)	2.68%(4)	46%	$1,012
R6 Class
2016	$9.75	0.38	0.59	0.97	(0.39)	$10.33	10.15%	0.72%	3.84%	97%	$15,465
2015(3)	$9.88	0.11	(0.12)	(0.01)	(0.12)	$9.75	(0.14)%	0.72%(4)	3.44%(4)	35%	$12,290
2015(5)	$10.00	0.32	(0.13)	0.19	(0.31)	$9.88	1.96%	0.72%(4)	3.43%(4)	46%	$8,699

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(4)	Annualized.

(5)	July 29, 2014 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Debt Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 16, 2016

27

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

32

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century International Bond Funds:

	Affirmative	Withhold
Tanya S. Beder	$1,874,542,107	$10,866,258
Jeremy I. Bulow	$1,874,577,560	$10,830,805
Anne Casscells	$1,874,786,416	$10,621,949
Jonathan D. Levin	$1,871,510,015	$13,898,350
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90985 1612

Annual Report

October 31, 2016

Global Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGBVX	4.72%	3.35%	1/31/12
Bloomberg Barclays Global Aggregate Bond Index (USD, hedged)	—	5.17%	3.87%	—
Institutional Class	AGBNX	4.98%	3.56%	1/31/12
A Class	AGBAX			1/31/12
No sales charge		4.55%	3.11%
With sales charge		-0.13%	2.12%
C Class	AGBTX	3.72%	2.34%	1/31/12
R Class	AGBRX	4.28%	2.85%	1/31/12
R6 Class	AGBDX	5.10%	4.04%	7/26/13
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $11,698

Bloomberg Barclays Global Aggregate Bond Index (USD, hedged) — $11,975

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.96%	0.76%	1.21%	1.96%	1.46%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Edward Boyle, Robert Gahagan, and Abdelak Adjriou

David MacEwen, American Century's chief investment officer for fixed income, is no longer a portfolio manager on the fund as of March 2016. Abdelak Adjriou joined the portfolio management team in March 2016.

Performance Summary

Global Bond returned 4.72%* for the fiscal year ended October 31, 2016. By comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD, hedged), returned 5.17% over the same time period. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Global bonds (hedged to remove the effects of currency fluctuations) advanced for the reporting period as yields declined around the globe. Decelerating economic growth in many regions of the world led to increased economic stimulus efforts from major central banks. For example, the European Central Bank expanded its quantitative easing measures, while the Bank of Japan introduced negative interest rates. The U.S. Federal Reserve (the Fed) raised its short-term interest rate target in December 2015 for the first time in nearly a decade, ending a seven-year period of near-zero interest rates, but held rates steady for the rest of the reporting period given the global economic environment. Another factor affecting the global fixed-income markets was “Brexit,” the June 2016 U.K. referendum to leave the European Union. The affirmative Brexit vote took investors by surprise, and the ensuing uncertainty led to increased market volatility.

For the 12-month period, yields fell the most in the U.K., reflecting an interest rate cut by the Bank of England and concerns about the impact of Brexit on the British economy. Yield declines were fairly consistent across most other regions of the world, including the U.S., Asia, and the rest of Europe.

From a sector perspective, risk assets generally outperformed during the reporting period amid strong investor demand for yield in a low interest rate environment. In particular, emerging markets debt and high-yield corporate bonds were among the best performers in the global fixed-income markets.

Country Weightings Detracted

The fund’s country allocation detracted from performance compared with the benchmark during the reporting period. The underperformance resulted primarily from an overweight position in Norway and an out-of-benchmark position in Portugal. With yields in many bond markets moving into negative territory, we looked to take advantage of relative values in higher-yielding markets such as Portugal and Norway. However, both of these markets underperformed during the period, detracting from overall results.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

The fund’s duration positioning was also a slight drag on performance compared with the benchmark. The fund had a shorter duration (a measure of interest rate sensitivity) than that of the index early in the reporting period, when bond yields declined sharply, so the fund did not benefit from falling interest rates as much as the index did. The fund’s duration was neutral relative to the index at the end of the reporting period.

Currency Positioning Weighed on Relative Results

Although the portfolio generally hedges its foreign currency exposure, we take modest tactical currency positions in an effort to add value. The U.S. dollar was mixed against most major foreign currencies during the period. The dollar was largely unchanged against the euro, but it appreciated by approximately 20% against the British pound, primarily because of the Brexit vote. In contrast, the U.S. currency declined by approximately 15% against the Japanese yen and 5% against the Australian and New Zealand dollars.

The portfolio’s currency positioning detracted modestly from relative results for the 12-month period, primarily due to the timing of our positioning in commodity-based currencies such as the Australian dollar, Canadian dollar, and New Zealand dollar. The fund held overweight positions in these currencies early in the period, when commodity prices were under pressure, and then held underweight positions later in the period, when commodity prices recovered. An overweight position in the Mexican peso also detracted from performance as U.S. presidential election uncertainty put downward pressure on the peso.

On the positive side, the portfolio had a modest overweight position in the Japanese yen during the first half of the reporting period, when the yen rallied sharply against the U.S. dollar.

Sector Positioning Added Value

The fund’s sector weightings aided performance compared with the benchmark as the portfolio benefited from the outperformance of risk assets. In particular, an out-of-benchmark position in high-yield corporate bonds and an overweight position in emerging markets debt contributed favorably to relative performance, as did an overweight position in mortgage-backed securities. We trimmed the fund’s position in high-yield corporate bonds late in the period following their strong performance.

Positioning for the Future

The unexpected outcome of the recent U.S. presidential election has led to significant uncertainty in the global financial markets. The main risk factors for the fixed-income markets are rising interest rates and protectionist U.S. trade policies. The Fed is expected to raise short-term interest rates in December 2016, and we are likely to see longer-term U.S. bond yields move higher in anticipation of the new administration’s domestic economic policies. Many emerging markets rely on trade with the U.S., so any restrictions on foreign trade would likely put downward pressure on emerging economies and their currencies. The question is how aggressive the new administration will be in following through with their campaign rhetoric regarding global trade.

Given this uncertain environment, we expect volatility in the global bond markets to increase in the coming months. We would view any weakness in high-yield corporate bonds or emerging market debt as an investment opportunity, as the fund is currently positioned with a relatively low risk profile. From a country perspective, the fund remains overweight in Portugal and Norway, as well as Poland, with a corresponding underweight position in core European markets. The fund’s tactical currency allocation is focused on relative values among emerging market currencies.

Fund Characteristics

OCTOBER 31, 2016
Portfolio at a Glance
Average Duration (effective)	7.0 years
Weighted Average Life	8.7 years

Bond Holdings by Country	% of net assets
United States	42.2%
Japan	15.5%
Norway	4.7%
Germany(1)	4.6%
Italy(1)	4.2%
United Kingdom	4.0%
Poland	2.6%
France(1)	2.5%
Netherlands(1)	2.0%
Canada	1.9%
Other Countries	17.8%
Cash and Equivalents(2)	(2.0)%
(1) These countries are members of the eurozone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	47.6%
Corporate Bonds	27.9%
U.S. Government Agency Mortgage-Backed Securities	9.6%
Commercial Mortgage-Backed Securities	5.2%
Collateralized Mortgage Obligations	4.6%
Asset-Backed Securities	3.9%
U.S. Treasury Securities	2.4%
Municipal Securities	0.5%
U.S. Government Agency Securities	0.3%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(3.2)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,017.80	$4.26	0.84%
Investor Class (before waiver)	$1,000	$1,017.80(2)	$4.87	0.96%
Institutional Class (after waiver)	$1,000	$1,018.80	$3.25	0.64%
Institutional Class (before waiver)	$1,000	$1,018.80(2)	$3.86	0.76%
A Class (after waiver)	$1,000	$1,016.90	$5.53	1.09%
A Class (before waiver)	$1,000	$1,016.90(2)	$6.13	1.21%
C Class (after waiver)	$1,000	$1,013.00	$9.31	1.84%
C Class (before waiver)	$1,000	$1,013.00(2)	$9.92	1.96%
R Class (after waiver)	$1,000	$1,016.00	$6.79	1.34%
R Class (before waiver)	$1,000	$1,016.00(2)	$7.40	1.46%
R6 Class (after waiver)	$1,000	$1,019.80	$3.00	0.59%
R6 Class (before waiver)	$1,000	$1,019.80(2)	$3.60	0.71%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.91	$4.27	0.84%
Investor Class (before waiver)	$1,000	$1,020.31	$4.88	0.96%
Institutional Class (after waiver)	$1,000	$1,021.92	$3.25	0.64%
Institutional Class (before waiver)	$1,000	$1,021.32	$3.86	0.76%
A Class (after waiver)	$1,000	$1,019.66	$5.53	1.09%
A Class (before waiver)	$1,000	$1,019.05	$6.14	1.21%
C Class (after waiver)	$1,000	$1,015.89	$9.32	1.84%
C Class (before waiver)	$1,000	$1,015.28	$9.93	1.96%
R Class (after waiver)	$1,000	$1,018.40	$6.80	1.34%
R Class (before waiver)	$1,000	$1,017.80	$7.41	1.46%
R6 Class (after waiver)	$1,000	$1,022.17	$3.00	0.59%
R6 Class (before waiver)	$1,000	$1,021.57	$3.61	0.71%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

Schedule of Investments

OCTOBER 31, 2016

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 47.6%
Argentina†
Argentine Republic Government International Bond, 7.50%, 4/22/26(1)		$550,000	$602,250
Australia — 1.3%
Australia Government Bond, 4.50%, 4/15/20	AUD	2,535,000	2,107,328
Australia Government Bond, 5.75%, 5/15/21	AUD	6,568,000	5,847,329
Australia Government Bond, 2.75%, 4/21/24	AUD	5,180,000	4,096,727
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,100,000	3,230,898
			15,282,282
Austria — 0.5%
Republic of Austria Government Bond, 3.50%, 9/15/21(1)	EUR	2,080,000	2,711,237
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	1,340,000	1,528,471
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,020,000	1,818,249
			6,057,957
Belgium — 0.4%
Kingdom of Belgium Government Bond, 2.25%, 6/22/23	EUR	2,430,000	3,090,791
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	960,000	1,766,702
			4,857,493
Brazil — 0.1%
Brazilian Government International Bond, 2.625%, 1/5/23		$488,000	452,132
Brazilian Government International Bond, 7.125%, 1/20/37		$500,000	572,500
			1,024,632
Canada — 1.8%
Canadian Government Bond, 4.00%, 6/1/41	CAD	3,320,000	3,522,942
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	6,825,000	5,497,025
Province of Quebec Canada, 3.00%, 9/1/23	CAD	9,372,000	7,584,047
Province of Quebec Canada, 5.75%, 12/1/36	CAD	3,900,000	4,198,708
Province of Quebec Canada, 5.00%, 12/1/41	CAD	465,000	476,743
Province of Quebec Canada, 3.50%, 12/1/48	CAD	675,000	571,040
			21,850,505
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$300,000	319,125
Colombia — 0.2%
Colombia Government International Bond, 7.375%, 9/18/37		$2,100,000	2,698,500
Croatia — 0.2%
Croatia Government International Bond, 6.00%, 1/26/24		$1,800,000	2,035,866
Czech — 0.1%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	29,000,000	1,509,376
Denmark — 0.3%
Denmark Government Bond, 7.00%, 11/10/24	DKK	4,030,000	927,219
Denmark Government Bond, 1.75%, 11/15/25	DKK	16,900,000	2,826,530
Denmark Government Bond, 4.50%, 11/15/39	DKK	1,705,000	448,376
			4,202,125

		Principal Amount	Value
Dominican Republic — 0.2%
Dominican Republic International Bond, 6.875%, 1/29/26		$1,900,000	$2,090,000
Egypt — 0.1%
Egypt Government International Bond, 5.75%, 4/29/20		$1,000,000	1,024,548
Finland — 0.3%
Finland Government Bond, 1.625%, 9/15/22(1)	EUR	3,140,000	3,815,429
France — 1.3%
French Republic Government Bond OAT, 3.25%, 10/25/21	EUR	1,545,000	1,993,809
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	1,275,000	1,579,791
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	2,400,000	4,205,839
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	4,960,000	7,993,107
			15,772,546
Germany — 3.5%
Bundesrepublik Deutschland, 1.00%, 8/15/24	EUR	2,180,000	2,605,910
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	22,140,000	25,459,707
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	5,720,000	9,567,449
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	2,370,000	4,494,707
			42,127,773
Hungary — 0.1%
Hungary Government International Bond, 7.625%, 3/29/41		$500,000	763,875
Indonesia — 0.2%
Indonesia Government International Bond, 4.75%, 1/8/26(1)		$1,000,000	1,092,006
Indonesia Government International Bond, 5.95%, 1/8/46(1)		$1,200,000	1,456,063
			2,548,069
Ireland — 0.4%
Ireland Government Bond, 3.40%, 3/18/24	EUR	3,158,000	4,253,777
Italy — 3.9%
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	20,475,000	23,272,573
Italy Buoni Poliennali Del Tesoro, 0.45%, 6/1/21	EUR	6,690,000	7,308,526
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	9,565,000	10,912,376
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	3,225,000	4,966,023
Republic of Italy Government International Bond, 6.875%, 9/27/23		$120,000	148,384
			46,607,882
Japan — 15.5%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	5,753,050,000	58,231,821
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	2,414,000,000	24,536,502
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,003,350,000	26,577,772
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,163,600,000	15,153,236
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	1,016,200,000	12,088,862
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	4,336,000,000	50,372,808
			186,961,001
Malaysia — 0.2%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	8,000,000	1,933,930
Mexico — 0.7%
Mexican Bonos, 6.50%, 6/9/22	MXN	79,980,000	4,323,963
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$30,000	33,187

		Principal Amount	Value
Mexico Government International Bond, 3.60%, 1/30/25		$1,500,000	$1,530,000
Mexico Government International Bond, 6.05%, 1/11/40		$800,000	954,000
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$1,370,000	1,370,000
			8,211,150
Namibia — 0.1%
Namibia International Bonds, 5.25%, 10/29/25		$1,500,000	1,564,219
Netherlands — 0.9%
Netherlands Government Bond, 0.00%, 1/15/22(1)(6)	EUR	5,960,000	6,651,106
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	2,260,000	2,535,131
Netherlands Government Bond, 3.75%, 1/15/42(1)	EUR	315,000	584,783
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	930,000	1,538,506
			11,309,526
New Zealand — 0.1%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	1,550,000	1,185,013
Norway — 4.6%
Norway Government Bond, 3.75%, 5/25/21(1)	NOK	409,968,000	55,732,101
Panama — 0.2%
Panama Government International Bond, 6.70%, 1/26/36		$2,000,000	2,657,500
Paraguay†
Paraguay Government International Bond, 5.00%, 4/15/26(1)		$500,000	532,500
Peru — 0.2%
Peruvian Government International Bond, 4.125%, 8/25/27		$1,200,000	1,339,500
Peruvian Government International Bond, 6.55%, 3/14/37		$350,000	481,250
			1,820,750
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34		$1,000,000	1,396,712
Poland — 2.6%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	4,410,000	1,206,293
Republic of Poland Government Bond, 5.75%, 10/25/21	PLN	99,000,000	29,041,966
Republic of Poland Government International Bond, 4.00%, 1/22/24		$500,000	546,550
			30,794,809
Portugal — 0.9%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(1)	EUR	10,025,000	10,717,517
Russia — 0.2%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$1,500,000	2,630,939
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(1)		$1,300,000	1,297,174
Serbia — 0.1%
Serbia International Bond, 7.25%, 9/28/21(1)		$800,000	920,406
Singapore — 0.1%
Singapore Government Bond, 3.125%, 9/1/22	SGD	1,910,000	1,496,216
South Africa — 0.2%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	32,700,000	2,353,299
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$250,000	262,657
			2,615,956

		Principal Amount	Value
Spain — 1.4%
Spain Government Bond, 4.30%, 10/31/19(1)	EUR	3,500,000	$4,333,470
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	5,060,000	5,837,765
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	915,000	1,416,093
Spain Government Bond, 4.20%, 1/31/37(1)	EUR	2,000,000	3,015,498
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	1,550,000	2,695,908
			17,298,734
Sweden — 0.3%
Sweden Government Bond, 3.50%, 6/1/22	SEK	24,025,000	3,237,826
Switzerland — 0.9%
Swiss Confederation Government Bond, 2.00%, 4/28/21	CHF	8,535,000	9,729,926
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	810,000	1,235,890
			10,965,816
Thailand — 0.2%
Thailand Government Bond, 3.85%, 12/12/25	THB	63,300,000	2,064,497
Turkey — 0.3%
Turkey Government Bond, 8.00%, 3/12/25	TRY	5,500,000	1,595,665
Turkey Government International Bond, 3.25%, 3/23/23		$180,000	168,045
Turkey Government International Bond, 4.25%, 4/14/26		$500,000	480,167
Turkey Government International Bond, 4.875%, 4/16/43		$1,200,000	1,069,506
			3,313,383
United Kingdom — 2.8%
United Kingdom Gilt, 5.00%, 3/7/25	GBP	4,025,000	6,477,723
United Kingdom Gilt, 4.25%, 6/7/32	GBP	515,000	859,228
United Kingdom Gilt, 4.25%, 3/7/36	GBP	2,615,000	4,500,558
United Kingdom Gilt, 4.50%, 12/7/42	GBP	10,300,000	19,502,937
United Kingdom Gilt, 4.25%, 12/7/55	GBP	1,150,000	2,419,856
			33,760,302
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $557,461,624)			573,861,987
CORPORATE BONDS — 27.9%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22		$330,000	334,559
Harris Corp., 2.70%, 4/27/20		240,000	243,333
Lockheed Martin Corp., 3.55%, 1/15/26		170,000	180,395
Lockheed Martin Corp., 3.80%, 3/1/45		240,000	239,047
United Technologies Corp., 5.70%, 4/15/40		380,000	485,364
United Technologies Corp., 3.75%, 11/1/46(2)		100,000	99,350
			1,582,048
Auto Components — 0.2%
Schaeffler Finance BV, 4.25%, 5/15/21(1)		1,000,000	1,031,250
Tenneco, Inc., 5.00%, 7/15/26		720,000	725,400
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		1,000,000	1,056,250
			2,812,900
Automobiles — 0.5%
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		210,000	219,908
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		1,360,000	1,544,411
General Motors Co., 5.00%, 4/1/35		310,000	315,960

		Principal Amount	Value
General Motors Financial Co., Inc., 3.25%, 5/15/18		$1,210,000	$1,232,001
General Motors Financial Co., Inc., 3.20%, 7/6/21		510,000	515,819
General Motors Financial Co., Inc., 5.25%, 3/1/26		500,000	545,741
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)		20,000	20,425
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(1)		980,000	1,000,825
			5,395,090
Banks — 6.9%
Banco Bilbao Vizcaya Argentaria SA, 3.625%, 1/18/17 (Secured)	EUR	2,250,000	2,491,358
Banco de Credito del Peru, VRN, 6.875%, 9/16/21		$1,800,000	2,057,400
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	1,550,000	1,735,957
Bank of America Corp., MTN, 5.625%, 7/1/20		$3,000,000	3,360,870
Bank of America Corp., MTN, 4.00%, 4/1/24		250,000	267,633
Bank of America Corp., MTN, 4.20%, 8/26/24		50,000	52,325
Bank of America Corp., MTN, 4.00%, 1/22/25		1,140,000	1,174,625
Bank of America N.A., 5.30%, 3/15/17		50,000	50,729
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)		250,000	250,937
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	50,000	63,622
Barclays plc, 4.375%, 1/12/26		$200,000	206,206
Barclays plc, MTN, VRN, 2.625%, 11/11/20	EUR	2,000,000	2,146,615
BBVA Bancomer SA, 6.75%, 9/30/22		$1,500,000	1,690,575
BPCE SA, 5.15%, 7/21/24(1)		300,000	316,714
BPCE SA, VRN, 2.75%, 7/8/21	EUR	1,700,000	1,941,271
Branch Banking & Trust Co., 3.625%, 9/16/25		$337,000	356,068
Branch Banking & Trust Co., 3.80%, 10/30/26		10,000	10,723
Capital One Financial Corp., 4.20%, 10/29/25		1,850,000	1,925,336
Citigroup, Inc., 1.75%, 5/1/18		30,000	30,042
Citigroup, Inc., 4.50%, 1/14/22		1,350,000	1,483,824
Citigroup, Inc., 4.05%, 7/30/22		1,850,000	1,958,123
Citigroup, Inc., 4.45%, 9/29/27		430,000	454,245
Commerzbank AG, 8.125%, 9/19/23(1)		280,000	322,938
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	1,150,000	1,276,115
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$680,000	738,162
Cooperatieve Rabobank UA, 3.95%, 11/9/22		500,000	524,949
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21	EUR	1,500,000	1,723,373
Credit Suisse AG, VRN, 5.75%, 9/18/20	EUR	2,000,000	2,394,274
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	4,375,000	5,571,673
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	1,550,000	1,986,132
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	3,410,000	4,847,852
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	6,200,000	7,803,899
Finansbank AS, 6.25%, 4/30/19		$1,850,000	1,940,380
HBOS plc, MTN, 6.75%, 5/21/18(1)		400,000	426,296
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	2,635,000	3,208,649
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)		$680,000	632,215
Intesa Sanpaolo SpA, MTN, 5.00%, 9/23/19	EUR	50,000	59,871
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	1,200,000	1,545,201
JPMorgan Chase & Co., 4.625%, 5/10/21		$3,230,000	3,558,300

		Principal Amount	Value
JPMorgan Chase & Co., 3.875%, 9/10/24		$210,000	$219,769
JPMorgan Chase & Co., 3.125%, 1/23/25		270,000	273,054
JPMorgan Chase & Co., 4.95%, 6/1/45		150,000	165,402
KeyBank N.A., MTN, 3.40%, 5/20/26		250,000	254,168
KFW, 3.875%, 1/21/19	EUR	2,170,000	2,613,064
KFW, MTN, 4.625%, 1/4/23	EUR	3,545,000	5,076,655
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	970,000	1,521,519
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		$300,000	317,209
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	2,900,000	3,147,205
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	2,300,000	3,292,862
SunTrust Bank, 3.30%, 5/15/26		$200,000	202,044
U.S. Bancorp, MTN, 3.60%, 9/11/24		1,360,000	1,444,317
Wells Fargo & Co., MTN, 4.10%, 6/3/26		1,570,000	1,652,672
Wells Fargo & Co., MTN, 4.65%, 11/4/44		250,000	259,277
			83,024,694
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		590,000	617,854
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		540,000	569,489
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		780,000	896,968
Constellation Brands, Inc., 3.875%, 11/15/19		980,000	1,027,775
Molson Coors Brewing Co., 3.00%, 7/15/26		290,000	288,205
			3,400,291
Biotechnology — 0.5%
AbbVie, Inc., 2.90%, 11/6/22		1,370,000	1,387,132
AbbVie, Inc., 3.60%, 5/14/25		290,000	295,783
AbbVie, Inc., 4.45%, 5/14/46		100,000	99,867
Amgen, Inc., 4.66%, 6/15/51(1)		474,000	487,375
Biogen, Inc., 3.625%, 9/15/22		680,000	725,801
Celgene Corp., 3.875%, 8/15/25		760,000	800,016
Gilead Sciences, Inc., 4.40%, 12/1/21		1,020,000	1,130,403
Gilead Sciences, Inc., 3.65%, 3/1/26		350,000	367,462
Gilead Sciences, Inc., 4.15%, 3/1/47		200,000	198,857
			5,492,696
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		1,000,000	1,048,750
Masco Corp., 4.375%, 4/1/26		200,000	209,000
			1,257,750
Capital Markets†
Fidelity International Ltd., MTN, 6.75%, 10/19/20	GBP	50,000	70,992
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22		$1,140,000	1,182,032
Ecolab, Inc., 4.35%, 12/8/21		235,000	262,009
LyondellBasell Industries NV, 4.625%, 2/26/55		300,000	285,808
			1,729,849
Commercial Services and Supplies — 0.1%
Covanta Holding Corp., 5.875%, 3/1/24		10,000	9,775
Republic Services, Inc., 3.55%, 6/1/22		680,000	727,049

		Principal Amount	Value
Waste Management, Inc., 4.10%, 3/1/45		$310,000	$328,851
			1,065,675
Communications Equipment — 0.2%
Cisco Systems, Inc., 3.00%, 6/15/22		450,000	473,168
CommScope, Inc., 4.375%, 6/15/20(1)		800,000	826,000
Ihs Netherlands Holdco BV, 9.50%, 10/27/21(1)		1,500,000	1,563,576
			2,862,744
Consumer Finance — 0.5%
American Express Credit Corp., 2.60%, 9/14/20		335,000	342,932
American Express Credit Corp., MTN, 2.25%, 5/5/21		600,000	606,458
CIT Group, Inc., 5.00%, 5/15/17		50,000	50,687
CIT Group, Inc., 4.25%, 8/15/17		1,460,000	1,480,513
CIT Group, Inc., 5.00%, 8/15/22		10,000	10,728
Discover Bank, 3.45%, 7/27/26		300,000	300,950
Discover Financial Services, 3.75%, 3/4/25		200,000	201,980
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		620,000	664,175
PNC Bank N.A., 1.95%, 3/4/19		1,100,000	1,110,183
Synchrony Financial, 2.60%, 1/15/19		380,000	384,730
Synchrony Financial, 3.00%, 8/15/19		250,000	255,646
			5,408,982
Containers and Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23		590,000	598,997
Berry Plastics Corp., 5.125%, 7/15/23		900,000	920,250
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,240,000	1,277,200
WestRock RKT Co., 4.00%, 3/1/23		120,000	126,253
			2,922,700
Diversified Consumer Services†
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		200,000	209,095
Catholic Health Initiatives, 2.95%, 11/1/22		10,000	10,090
			219,185
Diversified Financial Services — 2.0%
Ally Financial, Inc., 3.50%, 1/27/19		450,000	451,125
Ally Financial, Inc., 4.625%, 3/30/25		600,000	612,750
BNP Paribas SA, 4.375%, 9/28/25(1)		500,000	514,479
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	1,200,000	1,358,242
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,700,000	2,661,305
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21(1)		$500,000	509,827
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		1,841,000	1,879,582
GE Capital UK Funding Unlimited Co., MTN, 5.125%, 5/24/23	GBP	500,000	744,837
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		$200,000	201,904
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		2,140,000	2,184,311
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	1,350,000	1,861,506
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		$1,000,000	1,027,724
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		500,000	524,321

		Principal Amount	Value
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		$250,000	$271,415
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20		430,000	474,965
HSBC Holdings plc, 2.95%, 5/25/21		1,000,000	1,015,969
HSBC Holdings plc, 4.30%, 3/8/26		300,000	319,966
Morgan Stanley, 5.00%, 11/24/25		960,000	1,064,237
Morgan Stanley, MTN, 6.625%, 4/1/18		30,000	32,042
Morgan Stanley, MTN, 5.625%, 9/23/19		110,000	121,174
Morgan Stanley, MTN, 2.50%, 4/21/21		3,210,000	3,236,582
S&P Global, Inc., 3.30%, 8/14/20		250,000	260,750
UBS AG, MTN, VRN, 4.75%, 2/12/21	EUR	1,200,000	1,411,676
UBS Group Funding Jersey Ltd., 4.125%, 9/24/25(1)		$200,000	208,850
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20	EUR	1,000,000	1,156,181
			24,105,720
Diversified Telecommunication Services — 1.8%
AT&T, Inc., 3.60%, 2/17/23		$500,000	515,706
AT&T, Inc., 4.45%, 4/1/24		510,000	552,438
AT&T, Inc., 3.40%, 5/15/25		1,900,000	1,894,230
AT&T, Inc., 2.60%, 12/17/29	EUR	1,800,000	2,143,824
AT&T, Inc., 6.55%, 2/15/39		$271,000	323,029
British Telecommunications plc, 5.95%, 1/15/18		500,000	526,849
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		980,000	1,063,300
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		530,000	579,072
Frontier Communications Corp., 8.50%, 4/15/20		1,000,000	1,071,250
Frontier Communications Corp., 11.00%, 9/15/25		200,000	204,936
Ooredoo International Finance Ltd., 3.75%, 6/22/26(1)		1,800,000	1,844,982
Orange SA, 4.125%, 9/14/21		680,000	745,778
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	1,600,000	1,876,235
Telefonica Chile SA, 3.875%, 10/12/22		$1,000,000	1,030,192
Telefonica Emisiones SAU, 5.46%, 2/16/21		690,000	777,987
Telefonica Europe BV, VRN, 6.50%, 9/18/18	EUR	900,000	1,055,444
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	1,600,000	1,882,517
Verizon Communications, Inc., 3.65%, 9/14/18		$50,000	51,896
Verizon Communications, Inc., 2.45%, 11/1/22		1,510,000	1,512,365
Verizon Communications, Inc., 5.05%, 3/15/34		50,000	54,456
Verizon Communications, Inc., 4.86%, 8/21/46		1,510,000	1,599,224
			21,305,710
Electric Utilities†
Comision Federal de Electricidad, 4.75%, 2/23/27(1)		500,000	508,750
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(1)		440,000	445,500
Electronic Equipment, Instruments and Components — 0.1%
Sanmina Corp., 4.375%, 6/1/19(1)		980,000	1,024,100
Energy Equipment and Services — 0.1%
Ensco plc, 5.20%, 3/15/25		350,000	286,685
Halliburton Co., 3.80%, 11/15/25		380,000	396,202
			682,887
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 3.375%, 10/15/26		250,000	249,160

	Principal Amount	Value
Boston Properties LP, 3.65%, 2/1/26	$200,000	$207,480
Crown Castle International Corp., 5.25%, 1/15/23	590,000	661,485
DDR Corp., 3.625%, 2/1/25	50,000	50,264
Essex Portfolio LP, 3.25%, 5/1/23	550,000	562,331
Hospitality Properties Trust, 4.65%, 3/15/24	520,000	531,944
Host Hotels & Resorts LP, 3.75%, 10/15/23	410,000	413,541
Ventas Realty LP, 4.125%, 1/15/26	250,000	266,787
VEREIT Operating Partnership LP, 4.125%, 6/1/21	850,000	888,250
VEREIT Operating Partnership LP, 4.875%, 6/1/26	250,000	263,705
		4,094,947
Financial Services — 0.1%
GrupoSura Finance SA, 5.50%, 4/29/26(1)	1,200,000	1,273,500
Food and Staples Retailing — 0.9%
Alfa SAB de CV, 5.25%, 3/25/24	2,000,000	2,180,000
Cencosud SA, 4.875%, 1/20/23	1,800,000	1,898,950
CVS Health Corp., 3.50%, 7/20/22	250,000	264,515
CVS Health Corp., 2.75%, 12/1/22	690,000	702,880
CVS Health Corp., 5.125%, 7/20/45	100,000	116,879
Dollar General Corp., 3.25%, 4/15/23	260,000	266,295
KOC Holding AS, 5.25%, 3/15/23(1)	2,000,000	2,052,060
Kroger Co. (The), 3.30%, 1/15/21	480,000	503,803
Sysco Corp., 3.30%, 7/15/26	200,000	204,411
Target Corp., 2.50%, 4/15/26	710,000	707,551
Target Corp., 4.00%, 7/1/42	80,000	84,025
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,020,000	1,349,314
		10,330,683
Food Products — 0.2%
Arcor SAIC, 6.00%, 7/6/23(1)	1,800,000	1,917,000
Kraft Heinz Foods Co., 5.00%, 6/4/42	310,000	345,018
Kraft Heinz Foods Co., 5.20%, 7/15/45	200,000	227,224
Kraft Heinz Foods Co., 4.375%, 6/1/46	120,000	121,396
		2,610,638
Gas Utilities — 0.8%
Enbridge Energy Partners LP, 5.20%, 3/15/20	350,000	379,681
Enbridge, Inc., 4.00%, 10/1/23	530,000	543,915
Energy Transfer Equity LP, 7.50%, 10/15/20	20,000	21,900
Energy Transfer Partners LP, 4.15%, 10/1/20	20,000	20,890
Energy Transfer Partners LP, 3.60%, 2/1/23	1,000,000	998,759
Energy Transfer Partners LP, 4.90%, 3/15/35	320,000	301,276
Enterprise Products Operating LLC, 5.20%, 9/1/20	30,000	33,458
Enterprise Products Operating LLC, 4.85%, 3/15/44	900,000	914,827
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	20,000	21,818
Kinder Morgan, Inc., 4.30%, 6/1/25	490,000	510,977
Kinder Morgan, Inc., 5.55%, 6/1/45	300,000	311,545
MPLX LP, 4.875%, 12/1/24	650,000	681,145
MPLX LP, 4.875%, 6/1/25	200,000	209,070
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	690,000	711,278

	Principal Amount	Value
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	$1,120,000	$1,188,600
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	1,020,000	1,025,397
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	980,000	926,100
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	520,000	555,100
Williams Cos., Inc. (The), 3.70%, 1/15/23	120,000	116,700
Williams Partners LP, 4.125%, 11/15/20	680,000	710,230
Williams Partners LP, 5.40%, 3/4/44	20,000	19,975
		10,202,641
Health Care Equipment and Supplies — 0.4%
Becton Dickinson and Co., 3.73%, 12/15/24	890,000	950,631
Mallinckrodt International Finance SA, 3.50%, 4/15/18	980,000	973,875
Medtronic, Inc., 2.50%, 3/15/20	610,000	626,455
Medtronic, Inc., 3.50%, 3/15/25	120,000	127,518
Medtronic, Inc., 4.375%, 3/15/35	610,000	671,006
St. Jude Medical, Inc., 2.00%, 9/15/18	160,000	161,513
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	213,000	223,155
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	250,000	246,320
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	240,000	284,744
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	270,000	274,779
		4,539,996
Health Care Providers and Services — 0.7%
Aetna, Inc., 4.375%, 6/15/46	270,000	274,761
Ascension Health, 3.95%, 11/15/46	100,000	104,612
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	206,000	203,446
DaVita, Inc., 5.75%, 8/15/22	50,000	51,500
DaVita, Inc., 5.125%, 7/15/24	1,300,000	1,269,937
Express Scripts Holding Co., 4.50%, 2/25/26	700,000	751,794
Express Scripts Holding Co., 3.40%, 3/1/27	200,000	196,865
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	980,000	1,024,100
HCA, Inc., 3.75%, 3/15/19	530,000	543,250
HCA, Inc., 5.00%, 3/15/24	930,000	974,175
HCA, Inc., 5.375%, 2/1/25	940,000	962,090
Mylan NV, 3.95%, 6/15/26(1)	160,000	159,972
Tenet Healthcare Corp., 6.25%, 11/1/18	40,000	42,500
UnitedHealth Group, Inc., 2.875%, 12/15/21	610,000	635,567
UnitedHealth Group, Inc., 3.75%, 7/15/25	500,000	540,570
Universal Health Services, Inc., 4.75%, 8/1/22(1)	980,000	1,008,910
		8,744,049
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	500,000	517,500
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(1)	1,260,000	1,269,450
McDonald's Corp., MTN, 3.375%, 5/26/25	130,000	134,685
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	760,000	835,050
		2,756,685

		Principal Amount	Value
Household Durables — 0.4%
D.R. Horton, Inc., 3.625%, 2/15/18		$1,025,000	$1,044,219
D.R. Horton, Inc., 5.75%, 8/15/23		20,000	22,338
Lennar Corp., 4.75%, 12/15/17		43,000	44,075
Lennar Corp., 4.75%, 4/1/21		810,000	862,148
Lennar Corp., 4.75%, 5/30/25		140,000	142,800
M.D.C. Holdings, Inc., 5.50%, 1/15/24		10,000	10,575
Newell Brands, Inc., 5.00%, 11/15/23		480,000	515,683
Newell Brands, Inc., 4.20%, 4/1/26		350,000	378,613
Newell Brands, Inc., 5.50%, 4/1/46		300,000	354,667
Toll Brothers Finance Corp., 4.00%, 12/31/18		45,000	46,575
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		990,000	1,017,225
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		20,000	20,825
			4,459,743
Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25		780,000	848,250
Industrial Conglomerates — 0.2%
General Electric Co., 2.70%, 10/9/22		1,020,000	1,054,892
General Electric Co., MTN, 2.20%, 1/9/20		716,000	726,770
			1,781,662
Insurance — 1.6%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19		950,000	977,246
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	2,000,000	2,445,994
American International Group, Inc., 4.125%, 2/15/24		$1,360,000	1,465,427
Aquarius & Investments plc for Zurich Insurance Co. Ltd., MTN, VRN, 4.25%, 10/2/23	EUR	1,200,000	1,460,724
AXA SA, 7.125%, 12/15/20	GBP	1,800,000	2,672,070
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$680,000	714,549
Berkshire Hathaway, Inc., 4.50%, 2/11/43		460,000	521,359
Chubb INA Holdings, Inc., 3.15%, 3/15/25		600,000	623,536
Chubb INA Holdings, Inc., 3.35%, 5/3/26		330,000	347,322
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	1,500,000	1,650,154
Generali Finance BV, MTN, VRN, 4.60%, 11/21/25	EUR	1,500,000	1,582,888
International Lease Finance Corp., 6.25%, 5/15/19		$400,000	434,000
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)		10,000	11,224
Liberty Mutual Group, Inc., 4.85%, 8/1/44(1)		400,000	415,498
Markel Corp., 4.90%, 7/1/22		290,000	318,728
MetLife, Inc., 3.60%, 11/13/25		200,000	211,966
MetLife, Inc., 4.875%, 11/13/43		680,000	750,379
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		1,360,000	1,516,015
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(1)		10,000	10,394
Travelers Cos., Inc. (The), 4.30%, 8/25/45		180,000	200,142
Travelers Cos., Inc. (The), 3.75%, 5/15/46		100,000	102,114
Voya Financial, Inc., 5.70%, 7/15/43		435,000	479,042
WR Berkley Corp., 4.625%, 3/15/22		10,000	10,891
			18,921,662

	Principal Amount	Value
Internet Software and Services — 0.1%
Netflix, Inc., 5.375%, 2/1/21	$630,000	$678,831
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.50%, 4/15/23	250,000	260,736
Fidelity National Information Services, Inc., 3.00%, 8/15/26	340,000	332,533
First Data Corp., 5.00%, 1/15/24(1)	1,270,000	1,290,637
		1,883,906
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,010,000	1,050,467
Oshkosh Corp., 5.375%, 3/1/22	20,000	21,025
		1,071,492
Media — 1.7%
21st Century Fox America, Inc., 3.70%, 10/15/25	220,000	234,374
21st Century Fox America, Inc., 4.75%, 9/15/44	240,000	256,176
Cablevision SA, 6.50%, 6/15/21(1)	1,500,000	1,563,750
CBS Corp., 3.50%, 1/15/25	220,000	226,831
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	1,170,000	1,221,187
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25(1)	1,190,000	1,286,191
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45(1)	120,000	141,543
Comcast Corp., 3.15%, 3/1/26	370,000	384,150
Comcast Corp., 4.40%, 8/15/35	100,000	110,539
Comcast Corp., 6.40%, 5/15/38	530,000	717,257
Discovery Communications LLC, 5.625%, 8/15/19	690,000	753,956
Discovery Communications LLC, 3.25%, 4/1/23	100,000	100,465
Discovery Communications LLC, 4.90%, 3/11/26	300,000	326,841
DISH DBS Corp., 4.625%, 7/15/17	980,000	1,000,825
DISH DBS Corp., 6.75%, 6/1/21	50,000	53,844
GTH Finance BV, 7.25%, 4/26/23(1)	2,000,000	2,134,500
Lamar Media Corp., 5.375%, 1/15/24	1,000,000	1,057,500
Myriad International Holdings BV, 5.50%, 7/21/25(1)	700,000	743,866
NBCUniversal Media LLC, 2.875%, 1/15/23	625,000	647,042
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	810,000	827,966
Omnicom Group, Inc., 3.60%, 4/15/26	500,000	520,660
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	980,000	1,004,500
TEGNA, Inc., 5.125%, 7/15/20	910,000	947,538
Time Warner Cable LLC, 6.75%, 7/1/18	310,000	335,060
Time Warner Cable LLC, 4.50%, 9/15/42	300,000	283,430
Time Warner, Inc., 4.70%, 1/15/21	420,000	461,407
Time Warner, Inc., 3.60%, 7/15/25	700,000	729,044
Time Warner, Inc., 5.35%, 12/15/43	250,000	283,867
Viacom, Inc., 4.25%, 9/1/23	500,000	532,033
Virgin Media Secured Finance plc, 5.375%, 4/15/21(1)	810,000	839,363
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	500,000	500,000
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	500,000	546,790
		20,772,495

		Principal Amount	Value
Metals and Mining — 0.4%
Barrick Gold Corp., 4.10%, 5/1/23		$107,000	$115,186
Freeport-McMoRan, Inc., 3.875%, 3/15/23		430,000	393,450
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)		10,000	10,662
Steel Dynamics, Inc., 6.125%, 8/15/19		1,080,000	1,117,854
Steel Dynamics, Inc., 6.375%, 8/15/22		340,000	356,150
Steel Dynamics, Inc., 5.50%, 10/1/24		500,000	528,750
Vale Overseas Ltd., 6.875%, 11/21/36		2,000,000	2,026,900
			4,548,952
Multi-Utilities — 1.5%
AES Corp., 4.875%, 5/15/23		980,000	977,246
AES Corp., 6.00%, 5/15/26		750,000	773,438
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		1,400,000	1,464,313
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		680,000	722,819
Calpine Corp., 5.875%, 1/15/24(1)		490,000	518,175
Calpine Corp., 5.75%, 1/15/25		690,000	673,613
Dominion Resources, Inc., 3.625%, 12/1/24		680,000	710,962
Dominion Resources, Inc., 3.90%, 10/1/25		480,000	512,885
Duke Energy Corp., 3.55%, 9/15/21		680,000	727,071
Duke Energy Progress LLC, 3.25%, 8/15/25		400,000	423,302
Duke Energy Progress LLC, 4.15%, 12/1/44		170,000	182,220
Duke Energy Progress LLC, 3.70%, 10/15/46		200,000	200,500
Exelon Corp., 4.45%, 4/15/46		300,000	313,707
Exelon Generation Co. LLC, 4.25%, 6/15/22		680,000	724,832
FirstEnergy Corp., 4.25%, 3/15/23		900,000	956,325
Florida Power & Light Co., 4.125%, 2/1/42		525,000	572,058
IPALCO Enterprises, Inc., 5.00%, 5/1/18		30,000	31,500
IPALCO Enterprises, Inc., 3.45%, 7/15/20		600,000	618,000
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	225,822
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17		20,000	20,150
NiSource Finance Corp., 5.65%, 2/1/45		310,000	386,309
Potomac Electric Power Co., 3.60%, 3/15/24		10,000	10,739
RWE AG, VRN, 7.00%, 3/20/19	GBP	2,200,000	2,828,428
Sempra Energy, 2.875%, 10/1/22		$680,000	698,569
SSE plc, VRN, 2.375%, 4/1/21	EUR	2,200,000	2,404,865
Xcel Energy, Inc., 4.80%, 9/15/41		$680,000	772,661
			18,450,509
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		350,000	337,281
Oil, Gas and Consumable Fuels — 1.9%
Anadarko Petroleum Corp., 3.45%, 7/15/24		300,000	298,639
Anadarko Petroleum Corp., 5.55%, 3/15/26		350,000	398,757
Antero Resources Corp., 5.125%, 12/1/22		1,000,000	1,012,500
Apache Corp., 4.75%, 4/15/43		300,000	319,348
BP Capital Markets plc, 4.50%, 10/1/20		690,000	756,364
Chevron Corp., 2.10%, 5/16/21		470,000	473,703
Cimarex Energy Co., 4.375%, 6/1/24		1,000,000	1,055,925

	Principal Amount	Value
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	$20,000	$21,350
Concho Resources, Inc., 6.50%, 1/15/22	90,000	93,375
Concho Resources, Inc., 5.50%, 4/1/23	1,350,000	1,387,800
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	12,752
Continental Resources, Inc., 5.00%, 9/15/22	890,000	878,875
Continental Resources, Inc., 3.80%, 6/1/24	180,000	166,500
Ecopetrol SA, 5.875%, 9/18/23	1,580,000	1,698,500
Exxon Mobil Corp., 2.71%, 3/6/25	1,030,000	1,048,673
Exxon Mobil Corp., 3.04%, 3/1/26	200,000	207,137
Hess Corp., 4.30%, 4/1/27	180,000	179,646
Hess Corp., 6.00%, 1/15/40	320,000	333,740
Lukoil International Finance BV, 4.75%, 11/2/26(1)(2)	2,000,000	2,007,500
Marathon Oil Corp., 3.85%, 6/1/25	250,000	241,923
Newfield Exploration Co., 5.75%, 1/30/22	1,230,000	1,288,425
Newfield Exploration Co., 5.625%, 7/1/24	50,000	52,250
Noble Energy, Inc., 4.15%, 12/15/21	217,000	230,479
Noble Energy, Inc., 3.90%, 11/15/24	80,000	82,418
Occidental Petroleum Corp., 4.625%, 6/15/45	460,000	504,151
Petrobras Global Finance BV, 8.375%, 5/23/21	1,500,000	1,661,700
Petroleos Mexicanos, 6.625%, 6/15/35	2,720,000	2,751,280
Phillips 66, 4.30%, 4/1/22	350,000	384,969
Phillips 66, 4.65%, 11/15/34	132,000	140,219
Shell International Finance BV, 2.375%, 8/21/22	690,000	693,691
Shell International Finance BV, 3.25%, 5/11/25	230,000	237,537
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	600,000	609,951
Statoil ASA, 3.95%, 5/15/43	500,000	504,688
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	10,000	10,250
Tesoro Corp., 5.375%, 10/1/22	490,000	505,313
Total Capital Canada Ltd., 2.75%, 7/15/23	680,000	696,651
		22,946,979
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(1)	20,000	20,415
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	710,000	797,174
International Paper Co., 6.00%, 11/15/41	210,000	246,107
International Paper Co., 4.40%, 8/15/47	400,000	391,499
		1,455,195
Pharmaceuticals — 0.3%
Actavis Funding SCS, 3.85%, 6/15/24	1,510,000	1,573,763
Baxalta, Inc., 4.00%, 6/23/25	650,000	681,817
Forest Laboratories LLC, 4.875%, 2/15/21(1)	20,000	22,186
Merck & Co., Inc., 2.40%, 9/15/22	350,000	356,947
Perrigo Finance Unlimited Co., 3.50%, 3/15/21	550,000	568,956
Roche Holdings, Inc., 3.35%, 9/30/24(1)	10,000	10,695
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	400,000	397,509

		Principal Amount	Value
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)		$430,000	$332,175
			3,944,048
Real Estate Management and Development — 0.1%
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	1,077,393	1,336,425
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		$20,000	21,375
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		500,000	530,964
CSX Corp., 3.40%, 8/1/24		690,000	730,991
Union Pacific Corp., 4.00%, 2/1/21		310,000	336,981
Union Pacific Corp., 4.75%, 9/15/41		300,000	343,057
			1,963,368
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		1,000,000	1,057,500
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)		500,000	528,125
			1,585,625
Software — 0.3%
Activision Blizzard, Inc., 2.30%, 9/15/21(1)		760,000	759,581
Microsoft Corp., 2.70%, 2/12/25		810,000	824,662
Microsoft Corp., 3.125%, 11/3/25		330,000	346,305
Oracle Corp., 3.625%, 7/15/23		1,010,000	1,083,666
Oracle Corp., 2.65%, 7/15/26		600,000	593,583
Oracle Corp., 4.00%, 7/15/46		280,000	277,526
			3,885,323
Specialty Retail — 0.3%
Home Depot, Inc. (The), 3.35%, 9/15/25		340,000	362,561
Home Depot, Inc. (The), 5.95%, 4/1/41		680,000	912,615
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25		730,000	782,925
Sonic Automotive, Inc., 7.00%, 7/15/22		50,000	52,813
United Rentals North America, Inc., 4.625%, 7/15/23		190,000	196,887
United Rentals North America, Inc., 5.75%, 11/15/24		1,180,000	1,230,150
			3,537,951
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 2.85%, 5/6/21		1,020,000	1,065,770
Apple, Inc., 2.50%, 2/9/25		520,000	517,507
Apple, Inc., 3.25%, 2/23/26		160,000	167,641
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(1)		1,280,000	1,397,235
Hewlett Packard Enterprise Co., 3.85%, 10/15/20(1)		780,000	827,226
Hewlett Packard Enterprise Co., 5.15%, 10/15/25(1)		280,000	298,979
Seagate HDD Cayman, 4.75%, 6/1/23		450,000	448,031
Seagate HDD Cayman, 4.75%, 1/1/25		300,000	285,188
Western Digital Corp., 7.375%, 4/1/23(1)		500,000	548,750
			5,556,327
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 4.625%, 5/15/24(1)		700,000	715,312
L Brands, Inc., 6.625%, 4/1/21		40,000	46,200

	Principal Amount	Value
PVH Corp., 4.50%, 12/15/22	$420,000	$434,700
		1,196,212
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 3.125%, 7/16/22	240,000	246,777
Sprint Communications, Inc., 6.00%, 12/1/16	1,020,000	1,022,550
Sprint Communications, Inc., 9.00%, 11/15/18(1)	990,000	1,091,475
T-Mobile USA, Inc., 6.625%, 4/1/23	590,000	628,456
Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/25(1)	1,000,000	1,028,120
Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/25	1,000,000	1,030,235
		5,047,613
TOTAL CORPORATE BONDS (Cost $333,915,543)		336,081,251
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 9.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.0%
FHLMC, VRN, 1.81%, 11/15/16	53,120	54,779
FHLMC, VRN, 1.91%, 11/15/16	23,430	24,124
FHLMC, VRN, 1.99%, 11/15/16	34,579	35,753
FHLMC, VRN, 2.32%, 11/15/16	69,000	70,630
FHLMC, VRN, 2.67%, 11/15/16	17,210	18,209
FHLMC, VRN, 2.72%, 11/15/16	16,239	17,223
FHLMC, VRN, 2.75%, 11/15/16	2,839,203	3,008,281
FHLMC, VRN, 2.80%, 11/15/16	12,715	13,444
FHLMC, VRN, 3.14%, 11/15/16	22,071	23,263
FHLMC, VRN, 3.67%, 11/15/16	5,505	5,752
FHLMC, VRN, 4.24%, 11/15/16	50,957	53,798
FHLMC, VRN, 4.78%, 11/15/16	2,724	2,841
FHLMC, VRN, 5.14%, 11/15/16	2,329	2,414
FHLMC, VRN, 5.73%, 11/15/16	8,010	8,401
FHLMC, VRN, 5.97%, 11/15/16	4,811	5,015
FNMA, VRN, 2.45%, 11/25/16	2,125,768	2,217,703
FNMA, VRN, 2.46%, 11/25/16	1,749,116	1,833,244
FNMA, VRN, 2.47%, 11/25/16	1,554,252	1,622,103
FNMA, VRN, 2.53%, 11/25/16	3,152,382	3,279,911
FNMA, VRN, 2.72%, 11/25/16	41,252	43,806
FNMA, VRN, 3.60%, 11/25/16	5,900	6,208
FNMA, VRN, 3.93%, 11/25/16	8,067	8,462
FNMA, VRN, 4.78%, 11/25/16	4,812	5,093
		12,360,457
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.6%
FHLMC, 6.00%, 2/1/38	3,237	3,722
FHLMC, 4.00%, 12/1/40	7,917	8,591
FNMA, 3.00%, 11/14/16(4)	3,715,000	3,825,289
FNMA, 3.50%, 11/14/16(4)	6,721,000	7,056,787
FNMA, 4.00%, 11/14/16(4)	25,610,000	27,428,710
FNMA, 4.50%, 11/14/16(4)	4,377,500	4,785,326
FNMA, 5.00%, 7/1/31	41,478	46,074
FNMA, 5.50%, 5/1/33	10,214	11,623
FNMA, 5.00%, 9/1/33	1,554,097	1,728,202

	Principal Amount	Value
FNMA, 5.00%, 11/1/33	$11,008	$12,249
FNMA, 5.00%, 9/1/35	27,982	31,049
FNMA, 6.00%, 4/1/37	9,941	11,491
FNMA, 6.00%, 7/1/37	13,071	15,159
FNMA, 6.00%, 8/1/37	8,816	10,225
FNMA, 5.50%, 1/1/39	20,308	22,978
FNMA, 5.50%, 3/1/39	2,496	2,832
FNMA, 4.50%, 5/1/39	2,452,606	2,701,993
FNMA, 5.00%, 8/1/39	5,753	6,467
FNMA, 4.50%, 3/1/40	2,827,880	3,100,195
FNMA, 5.00%, 8/1/40	1,601,352	1,778,475
FNMA, 3.50%, 10/1/40	3,524,681	3,725,763
FNMA, 3.50%, 12/1/40	45,289	47,758
FNMA, 4.50%, 9/1/41	21,745	23,792
FNMA, 3.50%, 5/1/42	59,224	62,665
FNMA, 3.50%, 6/1/42	33,314	35,357
FNMA, 3.50%, 9/1/42	28,632	30,251
FNMA, 3.00%, 11/1/42	36,659	37,840
FNMA, 3.00%, 5/1/43	4,493,218	4,637,510
FNMA, 3.50%, 5/1/46	9,767,249	10,262,907
GNMA, 2.50%, 11/21/16(4)	715,000	722,066
GNMA, 3.00%, 11/21/16(4)	4,665,000	4,859,254
GNMA, 3.50%, 11/21/16(4)	3,907,500	4,137,981
GNMA, 4.00%, 11/21/16(4)	3,712,000	3,976,407
GNMA, 6.00%, 7/15/33	5,596	6,647
GNMA, 5.00%, 3/20/36	42,307	47,468
GNMA, 5.50%, 1/15/39	5,172	6,127
GNMA, 5.50%, 9/15/39	32,175	36,708
GNMA, 4.50%, 10/15/39	11,792	12,992
GNMA, 5.00%, 10/15/39	19,622	22,172
GNMA, 4.50%, 1/15/40	16,470	18,179
GNMA, 4.00%, 12/15/40	16,080	17,312
GNMA, 4.50%, 12/15/40	53,447	59,479
GNMA, 4.50%, 7/20/41	2,468,945	2,710,662
GNMA, 4.00%, 12/15/41	28,966	31,171
GNMA, 3.50%, 6/20/42	8,933,079	9,518,894
GNMA, 2.50%, 7/20/46	5,688,378	5,754,490
		103,389,289
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $115,592,950)		115,749,746
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 5.2%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.33%, 11/15/16(1)	3,525,000	3,521,816
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	3,500,000	3,612,873
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	3,500,000	3,701,550

	Principal Amount	Value
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.49%, 11/15/16(1)	$3,360,784	$3,356,776
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.34%, 11/15/16(1)	4,370,000	4,334,692
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 11/1/16	2,105,000	2,353,946
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 11/1/16	1,000,000	1,045,581
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 11/1/16	3,500,000	3,854,393
Commercial Mortgage Trust, Series 2014-LC17, Class C, VRN, 4.56%, 11/1/16	1,960,000	2,019,501
Commercial Mortgage Trust, Series 2014-UBS5, Class C, VRN, 4.61%, 11/1/16	3,150,000	3,257,769
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 11/1/16	2,500,000	2,628,445
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	3,500,000	3,641,394
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	2,825,000	2,924,258
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(1)	3,600,000	3,754,405
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	2,000,000	2,104,776
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, 3.76%, 5/10/49	2,775,000	2,939,013
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 11/10/16(1)	3,690,000	3,842,058
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/16	2,200,000	2,373,250
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.44%, 11/15/16(1)	2,950,000	2,923,161
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, VRN, 3.46%, 11/1/16	2,350,000	2,388,098
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, VRN, 3.45%, 11/1/16(1)	1,960,000	1,971,171
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $61,993,498)		62,548,926
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 4.6%
Private Sponsor Collateralized Mortgage Obligations — 4.1%
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	3,426	3,527
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.95%, 11/1/16	1,155,558	1,154,312
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.15%, 11/1/16	920,644	885,898
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, VRN, 3.23%, 11/1/16	2,937,288	2,682,584
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 3.02%, 11/1/16	2,785,877	2,477,578
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.49%, 11/1/16	1,988,109	1,959,548
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 11/1/16	62,300	61,012
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	5,297	5,418

	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.45%, 11/1/16	$918,064	$884,335
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.86%, 11/1/16	4,766	4,612
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.77%, 11/1/16	749,633	660,584
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	19,590	20,276
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.94%, 11/1/16	1,309,884	1,355,339
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.07%, 11/1/16	1,147,758	1,151,760
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.14%, 11/1/16	932,999	928,023
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.17%, 11/1/16	1,084,683	1,040,662
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.97%, 11/1/16	12,239	12,303
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	495,067	519,879
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.05%, 11/1/16	1,683,637	1,722,948
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.66%, 11/1/16	1,314,079	1,287,567
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.66%, 11/1/16	666,266	667,701
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 11/1/16	1,918	1,945
Residential Accredit Loans, Inc., Series 2006-QS17, Class A5, 6.00%, 12/25/36	1,104,243	945,067
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.89%, 11/1/16	2,652,932	2,642,368
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.63%, 11/1/16	866,153	878,715
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.09%, 11/25/16	725,738	701,271
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.76%, 11/1/16	862,275	863,694
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.88%, 11/1/16	14,494	14,618
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.88%, 11/1/16	32,049	32,704
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	801,952	787,470
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	1,193,700	1,178,512
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.99%, 11/1/16	31,816	33,104
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.98%, 11/1/16	28,111	29,044
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.96%, 11/1/16	757,104	777,593
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.08%, 11/1/16	8,417	8,458
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 3.07%, 11/1/16	5,000,000	4,804,751

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	$40,835	$40,814
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	831,830	838,734
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	34,236	34,458
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A15, 6.00%, 7/25/36	625,592	632,359
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	27,389	27,567
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 2.99%, 11/1/16	47,410	44,766
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 2.96%, 11/1/16	1,625,515	1,478,666
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.02%, 11/1/16	2,214,169	2,131,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.08%, 11/1/16	15,995	15,756
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.23%, 11/1/16	32,668	30,885
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.06%, 11/1/16	3,142,220	2,942,282
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.07%, 11/1/16	11,175	10,665
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.07%, 11/1/16	9,107	8,481
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.23%, 11/1/16	1,094,228	1,017,301
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.71%, 11/1/16	671,690	622,959
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.92%, 11/1/16	695,995	684,388
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.16%, 11/1/16	1,074,449	1,014,054
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR7, Class 2A1, VRN, 3.09%, 11/1/16	754,182	719,608
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	58,820	58,618
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	30,096	30,288
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	46,605	47,038
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	15,083	15,509
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	793,408	787,558
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	23,449	24,339
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	360,326	359,974
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 3.13%, 11/1/16	2,465,481	2,279,435
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	19,456	20,463
		49,103,393

	Principal Amount	Value
U.S. Government Agency Collateralized Mortgage Obligations — 0.5%
FNMA, Series 2016-C03, Class 2M2, VRN, 6.43%, 11/25/16	$1,570,000	$1,705,052
FNMA, Series 2016-C04, Class 1M2, VRN, 4.78%, 11/25/16	2,960,000	2,995,949
FNMA, Series 2016-C05, Class 2M2, VRN, 4.98%, 11/25/16	2,140,000	2,193,454
		6,894,455
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $56,242,588)		55,997,848
ASSET-BACKED SECURITIES(3) — 3.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(1)	4,000,000	4,018,218
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	75,000	74,985
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	2,000,000	2,022,523
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.78%, 11/15/16	2,600,000	2,599,004
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 1.79%, 11/3/16(1)(2)	4,840,000	4,846,884
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	2,377,025	2,380,566
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(1)	2,525,000	2,530,767
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.93%, 11/10/16(1)	35,197	35,179
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 1.63%, 11/10/16(1)	2,300,000	2,323,586
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	49,551	49,148
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.53%, 11/17/16(1)	4,289,239	4,280,903
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	1,815,898	1,827,003
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	115,295	115,855
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	1,403,076	1,409,303
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	1,259,169	1,253,720
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(1)	970,700	973,311
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	1,706,380	1,697,736
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	1,034,839	1,036,619
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(1)	2,091,786	2,096,683
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	2,842,225	2,889,210
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	3,196,278	3,189,246
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.86%, 11/15/16	990,372	990,834

	Principal Amount	Value
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	$3,878,976	$3,885,937
TOTAL ASSET-BACKED SECURITIES (Cost $46,363,417)		46,527,220
U.S. TREASURY SECURITIES — 2.4%
U.S. Treasury Bonds, 3.75%, 11/15/43	2,200,000	2,737,968
U.S. Treasury Bonds, 3.125%, 8/15/44	2,500,000	2,784,863
U.S. Treasury Bonds, 3.00%, 5/15/45	1,700,000	1,848,286
U.S. Treasury Notes, 0.50%, 2/28/17(5)	3,000,000	3,001,821
U.S. Treasury Notes, 1.00%, 3/15/18	13,000,000	13,042,146
U.S. Treasury Notes, 1.25%, 11/15/18	5,800,000	5,842,253
TOTAL U.S. TREASURY SECURITIES (Cost $29,143,763)		29,257,337
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	365,000	523,603
Los Angeles Community College District GO, 6.75%, 8/1/49	600,000	917,880
Maryland State Transportation Authority Rev., 5.75%, 7/1/41	30,000	38,534
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	195,000	271,173
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	175,000	217,812
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	225,000	332,118
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	125,000	163,525
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	250,000	297,670
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40	200,000	249,696
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	415,000	514,090
San Diego County Water Authority Financing Corp. Rev., 6.14%, 5/1/49	100,000	137,584
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	195,000	251,222
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	580,000	868,092
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	150,000	191,720
State of California GO, 7.55%, 4/1/39	400,000	620,884
State of California GO, 7.30%, 10/1/39	170,000	251,559
State of Illinois GO, 5.10%, 6/1/33	200,000	191,702
University of California Rev., 4.60%, 5/15/31	400,000	458,292
TOTAL MUNICIPAL SECURITIES (Cost $6,227,872)		6,497,156
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 6.625%, 11/15/30 (Cost $3,661,800)	2,500,000	3,731,477
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $14,179,994), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $13,900,039)		13,900,000

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	99,392	$99,392
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,999,392)		13,999,392
TOTAL INVESTMENT SECURITIES — 103.2% (Cost $1,224,602,447)		1,244,252,340
OTHER ASSETS AND LIABILITIES — (3.2)%		(38,397,726)
TOTAL NET ASSETS — 100.0%		$1,205,854,614

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	737,818	USD	560,768	UBS AG	12/21/16	$(206)
USD	3,092,343	AUD	4,130,996	UBS AG	12/21/16	(46,202)
USD	8,028,048	AUD	10,494,318	UBS AG	12/21/16	54,934
BRL	8,008,662	USD	2,334,547	UBS AG	12/21/16	138,494
CAD	3,621,456	USD	2,772,445	JPMorgan Chase Bank N.A.	12/21/16	(71,461)
CAD	385,327	USD	287,628	JPMorgan Chase Bank N.A.	12/21/16	(241)
USD	1,635,139	CAD	2,159,692	JPMorgan Chase Bank N.A.	12/21/16	24,380
USD	1,226,854	CAD	1,621,508	JPMorgan Chase Bank N.A.	12/21/16	17,487
USD	29,315,696	CAD	37,794,176	JPMorgan Chase Bank N.A.	12/21/16	1,127,737
USD	3,622,361	CHF	3,493,622	JPMorgan Chase Bank N.A.	12/21/16	81,804
USD	11,413,432	CHF	11,004,546	UBS AG	12/21/16	261,047
CLP	2,420,793,417	USD	3,613,934	UBS AG	12/21/16	79,500
USD	4,861,171	CLP	3,263,789,974	UBS AG	12/21/16	(118,433)
USD	4,790,096	CLP	3,200,742,120	UBS AG	12/21/16	(93,314)
COP	10,380,689,257	USD	3,564,797	UBS AG	12/21/16	(138,626)
COP	5,571,436,643	USD	1,860,867	UBS AG	12/21/16	(22,001)
COP	12,160,017,061	USD	4,143,812	UBS AG	12/21/16	(130,370)
USD	3,472,857	COP	10,346,336,822	UBS AG	12/21/16	58,024
USD	1,617,960	CZK	38,749,984	UBS AG	12/21/16	38,106
USD	2,988,804	DKK	19,791,848	JPMorgan Chase Bank N.A.	12/21/16	61,148
USD	1,507,126	DKK	9,943,148	JPMorgan Chase Bank N.A.	12/21/16	36,313
EUR	55,587	USD	62,727	JPMorgan Chase Bank N.A.	12/21/16	(1,570)
EUR	1,303,078	USD	1,470,798	JPMorgan Chase Bank N.A.	12/21/16	(37,147)
EUR	3,827,996	USD	4,289,254	JPMorgan Chase Bank N.A.	12/21/16	(77,679)
EUR	486,060	USD	545,170	JPMorgan Chase Bank N.A.	12/21/16	(10,405)
EUR	1,250,509	USD	1,401,416	JPMorgan Chase Bank N.A.	12/21/16	(25,602)
EUR	1,459,055	USD	1,643,610	JPMorgan Chase Bank N.A.	12/21/16	(38,353)
EUR	1,668,937	USD	1,880,725	JPMorgan Chase Bank N.A.	12/21/16	(44,555)
EUR	1,386,572	USD	1,563,747	JPMorgan Chase Bank N.A.	12/21/16	(38,235)
EUR	2,367,990	USD	2,621,365	JPMorgan Chase Bank N.A.	12/21/16	(16,094)
EUR	28,902,437	USD	31,834,878	JPMorgan Chase Bank N.A.	12/21/16	(36,315)
EUR	202,832	USD	222,278	JPMorgan Chase Bank N.A.	12/21/16	878
EUR	549,123	USD	598,028	JPMorgan Chase Bank N.A.	12/21/16	6,119
EUR	9,017,952	USD	9,839,262	JPMorgan Chase Bank N.A.	12/21/16	82,321
EUR	4,441,123	USD	4,878,507	JPMorgan Chase Bank N.A.	12/21/16	7,632
USD	3,301,157	EUR	2,929,406	JPMorgan Chase Bank N.A.	12/21/16	78,214
USD	6,509,392	EUR	5,800,418	JPMorgan Chase Bank N.A.	12/21/16	127,751
USD	6,646,527	EUR	6,090,244	JPMorgan Chase Bank N.A.	12/21/16	(53,981)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	421,441	EUR	386,309	JPMorgan Chase Bank N.A.	12/21/16	$(3,578)
USD	1,237,056	EUR	1,130,599	JPMorgan Chase Bank N.A.	12/21/16	(6,833)
USD	885,687	EUR	808,847	JPMorgan Chase Bank N.A.	12/21/16	(4,209)
USD	1,347,950	EUR	1,229,983	JPMorgan Chase Bank N.A.	12/21/16	(5,282)
USD	280,163,026	EUR	248,284,533	JPMorgan Chase Bank N.A.	12/21/16	6,999,505
GBP	2,141,592	USD	2,617,272	JPMorgan Chase Bank N.A.	12/21/16	7,122
GBP	696,632	USD	906,250	UBS AG	12/21/16	(52,569)
GBP	822,066	USD	1,022,440	UBS AG	12/21/16	(15,047)
GBP	1,398,876	USD	1,695,787	UBS AG	12/21/16	18,452
USD	1,635,719	GBP	1,282,138	JPMorgan Chase Bank N.A.	12/21/16	64,534
USD	578,123	GBP	472,151	JPMorgan Chase Bank N.A.	12/21/16	(469)
USD	63,400,508	GBP	47,473,948	UBS AG	12/21/16	5,224,000
USD	6,026,818	HUF	1,684,495,661	UBS AG	12/21/16	33,836
IDR	63,372,775,177	USD	4,811,904	UBS AG	12/21/16	15,613
IDR	15,172,348,936	USD	1,161,031	UBS AG	12/21/16	(5,254)
USD	2,432,314	ILS	9,118,257	JPMorgan Chase Bank N.A.	12/21/16	52,694
USD	2,417,891	ILS	9,061,770	UBS AG	12/21/16	53,013
INR	240,915,645	USD	3,585,321	UBS AG	12/21/16	2,019
INR	162,086,603	USD	2,411,285	UBS AG	12/21/16	2,255
JPY	265,788,327	USD	2,659,926	JPMorgan Chase Bank N.A.	12/21/16	(120,400)
JPY	313,263,299	USD	3,064,299	JPMorgan Chase Bank N.A.	12/21/16	(71,164)
JPY	65,923,708	USD	627,725	JPMorgan Chase Bank N.A.	12/21/16	2,156
JPY	90,429,351	USD	862,042	JPMorgan Chase Bank N.A.	12/21/16	1,983
USD	1,632,224	JPY	166,895,249	JPMorgan Chase Bank N.A.	12/21/16	37,591
USD	12,431,604	JPY	1,246,193,752	JPMorgan Chase Bank N.A.	12/21/16	524,602
USD	4,082,002	JPY	423,184,372	JPMorgan Chase Bank N.A.	12/21/16	38,604
USD	1,010,947	JPY	104,237,562	JPMorgan Chase Bank N.A.	12/21/16	14,989
USD	1,349,524	JPY	139,234,585	JPMorgan Chase Bank N.A.	12/21/16	19,180
USD	1,067,362	JPY	112,020,710	JPMorgan Chase Bank N.A.	12/21/16	(2,962)
USD	178,728,777	JPY	18,110,855,081	JPMorgan Chase Bank N.A.	12/21/16	5,685,070
USD	863,629	JPY	87,474,312	JPMorgan Chase Bank N.A.	12/21/16	27,839
USD	1,327,301	KRW	1,494,938,860	UBS AG	12/21/16	20,957
USD	4,901,951	KRW	5,336,019,015	UBS AG	12/21/16	239,102
MXN	89,953,093	USD	4,847,726	JPMorgan Chase Bank N.A.	12/21/16	(113,622)
USD	599,068	MXN	11,641,211	JPMorgan Chase Bank N.A.	12/21/16	(13,592)
MYR	11,343,426	USD	2,793,603	UBS AG	12/21/16	(95,919)
NOK	12,140,934	USD	1,492,670	JPMorgan Chase Bank N.A.	12/21/16	(23,097)
NOK	39,004,484	USD	4,840,359	JPMorgan Chase Bank N.A.	12/21/16	(119,143)
USD	61,192,461	NOK	500,890,888	JPMorgan Chase Bank N.A.	12/21/16	563,171
NZD	5,014,676	USD	3,639,175	JPMorgan Chase Bank N.A.	12/21/16	(59,703)
USD	3,526,769	NZD	5,013,532	JPMorgan Chase Bank N.A.	12/21/16	(51,887)
USD	1,265,542	NZD	1,707,283	UBS AG	12/21/16	46,885
USD	1,384,254	PHP	67,233,233	UBS AG	12/21/16	1,121
USD	4,798,832	PHP	224,969,225	UBS AG	12/21/16	170,728
PLN	9,295,975	USD	2,433,247	UBS AG	12/21/16	(66,027)
PLN	23,138,711	USD	5,885,766	UBS AG	12/21/16	6,506
USD	2,412,149	PLN	9,269,165	UBS AG	12/21/16	51,757
USD	1,204,451	PLN	4,638,702	UBS AG	12/21/16	23,206
USD	2,372,252	PLN	9,182,989	UBS AG	12/21/16	33,805

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	30,465,945	PLN	119,907,867	UBS AG	12/21/16	$(68,587)
USD	3,701,243	PLN	14,269,845	UBS AG	12/21/16	67,427
RUB	155,746,556	USD	2,362,732	UBS AG	12/21/16	63,539
USD	2,436,662	RUB	155,746,556	UBS AG	12/21/16	10,391
SGD	4,897,971	USD	3,537,080	JPMorgan Chase Bank N.A.	12/21/16	(15,435)
USD	2,428,067	SGD	3,302,050	JPMorgan Chase Bank N.A.	12/21/16	53,891
USD	3,611,809	SGD	4,948,034	JPMorgan Chase Bank N.A.	12/21/16	54,169
USD	1,575,337	SGD	2,122,252	JPMorgan Chase Bank N.A.	12/21/16	49,437
THB	129,283,590	USD	3,646,413	UBS AG	12/21/16	44,427
USD	2,086,566	THB	72,320,365	UBS AG	12/21/16	21,935
USD	1,748,059	TRY	5,245,945	JPMorgan Chase Bank N.A.	12/21/16	70,446
USD	4,892,457	TWD	151,649,051	UBS AG	12/21/16	85,281
USD	2,264,257	ZAR	31,595,209	JPMorgan Chase Bank N.A.	12/21/16	(55,890)
						$20,813,668

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
25	Euro-Bund 10-Year Bonds	December 2016	$4,450,554	$(36,017)
1,675	Euro-Schatz 2-Year Bonds	December 2016	205,901,176	(177,208)
109	Korean Treasury 10-Year Bonds	December 2016	12,405,567	(65,963)
80	U.S. Treasury 2-Year Notes	December 2016	17,451,250	18,570
188	U.S. Treasury 10-Year Ultra Notes	December 2016	26,604,938	(100,170)
			$266,813,485	$(360,788)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
583	Euro-Bobl 5-Year Bonds	December 2016	$83,908,880	$425,921
208	U.S. Treasury 10-Year Notes	December 2016	26,962,000	274,488
			$110,870,880	$700,409

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 26 Index	$3,770,000	Sell	5.00%	6/20/21	3.93%	$133,003	$184,438
CDX North America High Yield 27 Index	14,890,000	Sell	5.00%	12/20/21	4.21%	97,591	597,253
						$230,594	$781,691

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $243,650,373, which represented 20.2% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Forward commitment. Settlement date is indicated.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,879,168.

(6)	Security is a zero-coupon bond.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $1,224,602,447)	$1,244,252,340
Cash	57,813
Foreign currency holdings, at value (cost of $2,279,529)	2,285,584
Foreign deposits with broker for futures contracts, at value (cost of $254,426)	243,639
Receivable for investments sold	465,948
Receivable for capital shares sold	117,198
Receivable for variation margin on futures contracts	46,748
Unrealized appreciation on forward foreign currency exchange contracts	22,785,127
Interest receivable	9,349,409
1,279,603,806

Liabilities
Payable for investments purchased	70,674,332
Payable for capital shares redeemed	390,007
Unrealized depreciation on forward foreign currency exchange contracts	1,971,459
Payable for variation margin on swap agreements	18,629
Accrued management fees	688,977
Distribution and service fees payable	5,788
73,749,192

Net Assets	$1,205,854,614

Net Assets Consist of:
Capital paid in	$1,170,520,980
Distributions in excess of net investment income	(8,196,568)
Undistributed net realized gain	2,650,479
Net unrealized appreciation	40,879,723
$1,205,854,614

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$263,311,637	25,607,907	$10.28
Institutional Class	$833,756,630	80,847,630	$10.31
A Class	$9,283,595	906,978	$10.24*
C Class	$4,645,767	459,919	$10.10
R Class	$48,491	4,759	$10.19
R6 Class	$94,808,494	9,189,928	$10.32
*Maximum offering price $10.72 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Interest	$22,290,261

Expenses:
Management fees	8,766,624
Distribution and service fees:
A Class	19,985
C Class	30,114
R Class	170
Trustees' fees and expenses	65,762
Other expenses	27,702
8,910,357
Fees waived	(1,326,982)
7,583,375

Net investment income (loss)	14,706,886

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,269,980
Futures contract transactions	(1,160,778)
Swap agreement transactions	927,214
Foreign currency transactions	(22,209,414)
(11,172,998)

Change in net unrealized appreciation (depreciation) on:
Investments	29,998,432
Futures contracts	339,760
Swap agreements	1,055,006
Translation of assets and liabilities in foreign currencies	17,047,538
48,440,736

Net realized and unrealized gain (loss)	37,267,738

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,974,624

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEAR ENDED OCTOBER 31, 2016, FOUR MONTHS ENDED OCTOBER 31, 2015 AND YEAR ENDED JUNE 30, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015(1)	June 30, 2015
Operations
Net investment income (loss)	$14,706,886	$4,215,900	$2,590,717
Net realized gain (loss)	(11,172,998)	4,490,075	(13,106,665)
Change in net unrealized appreciation (depreciation)	48,440,736	6,931,183	(14,773,482)
Net increase (decrease) in net assets resulting from operations	51,974,624	15,637,158	(25,289,430)

Distributions to Shareholders
From net investment income:
Investor Class	(994,718)	—	(484,254)
Institutional Class	(3,641,614)	(509,911)	(373,932)
A Class	(24,034)	—	(252,933)
C Class	(1,212)	—	(66,657)
R Class	(72)	—	(76,334)
R6 Class	(321,334)	(51,879)	(1,216)
Decrease in net assets from distributions	(4,982,984)	(561,790)	(1,255,326)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	151,014,125	(13,067,513)	1,000,608,600

Net increase (decrease) in net assets	198,005,765	2,007,855	974,063,844

Net Assets
Beginning of period	1,007,848,849	1,005,840,994	31,777,150
End of period	$1,205,854,614	$1,007,848,849	$1,005,840,994

Distributions in excess of net investment income	$(8,196,568)	$(3,233,519)	$(11,926,536)

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 92% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.95% for the Investor Class, A Class, C Class and R Class, 0.75% for the Institutional Class and 0.70% for the R6 Class. During the year ended October 31, 2016, the investment advisor agreed to waive 0.12% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Trustees. The total amount of the waivers for each class for the year ended October 31, 2016 was $293,262, $929,600, $9,593, $3,614, $40 and $90,873 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended October 31, 2016 was 0.83% for the Investor Class, A Class, C Class and R Class, 0.63% for the Institutional Class and 0.58% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2016 totaled $1,376,758,697, of which $775,004,630 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 totaled $1,187,738,148, of which $800,221,962 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2016		Four months ended October 31, 2015(1)		Year ended June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class
Sold	4,224,794	$42,509,590	472,337	$4,621,974	22,519,611	$224,687,713
Issued in reinvestment of distributions	101,891	994,455	—	—	49,450	482,635
Redeemed	(1,475,601)	(14,719,308)	(334,927)	(3,274,915)	(1,027,404)	(10,234,647)
	2,851,084	28,784,737	137,410	1,347,059	21,541,657	214,935,701
Institutional Class
Sold	13,580,611	137,428,131	761,239	7,502,918	76,618,522	764,553,101
Issued in reinvestment of distributions	372,734	3,641,614	52,031	509,911	38,274	373,932
Redeemed	(6,122,727)	(61,067,438)	(2,742,017)	(26,942,929)	(2,524,464)	(25,164,854)
	7,830,618	80,002,307	(1,928,747)	(18,930,100)	74,132,332	739,762,179
A Class
Sold	787,899	7,881,459	337,790	3,303,647	370,055	3,654,518
Issued in reinvestment of distributions	2,435	23,721	—	—	25,659	250,177
Redeemed	(443,590)	(4,465,296)	(90,576)	(886,179)	(815,977)	(8,126,387)
	346,744	3,439,884	247,214	2,417,468	(420,263)	(4,221,692)
C Class
Sold	430,034	4,242,958	7,320	71,145	85,357	838,772
Issued in reinvestment of distributions	93	901	—	—	6,844	66,657
Redeemed	(26,572)	(267,430)	(16,211)	(157,087)	(315,937)	(3,133,594)
	403,555	3,976,429	(8,891)	(85,942)	(223,736)	(2,228,165)
R Class
Sold	2,462	24,873	25	251	—	—
Issued in reinvestment of distributions	8	72	—	—	7,829	76,334
Redeemed	(299)	(3,048)	—	—	(292,535)	(2,909,474)
	2,171	21,897	25	251	(284,706)	(2,833,140)
R6 Class
Sold	3,905,996	39,511,355	810,120	7,923,898	5,646,706	56,374,266
Issued in reinvestment of distributions	32,890	321,334	5,294	51,879	124	1,216
Redeemed	(503,190)	(5,043,818)	(591,448)	(5,792,026)	(119,180)	(1,181,765)
	3,435,696	34,788,871	223,966	2,183,751	5,527,650	55,193,717
Net increase (decrease)	14,869,868	$151,014,125	(1,329,023)	$(13,067,513)	100,272,934	$1,000,608,600

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$573,861,987	—
Corporate Bonds	—	336,081,251	—
U.S. Government Agency Mortgage-Backed Securities	—	115,749,746	—
Commercial Mortgage-Backed Securities	—	62,548,926	—
Collateralized Mortgage Obligations	—	55,997,848	—
Asset-Backed Securities	—	46,527,220	—
U.S. Treasury Securities	—	29,257,337	—
Municipal Securities	—	6,497,156	—
U.S. Government Agency Securities	—	3,731,477	—
Temporary Cash Investments	$99,392	13,900,000	—
	$99,392	$1,244,152,948	—
Other Financial Instruments
Futures Contracts	$293,058	$425,921	—
Swap Agreements	—	781,691	—
Forward Foreign Currency Exchange Contracts	—	22,785,127	—
	$293,058	$23,992,739	—

Liabilities
Other Financial Instruments
Futures Contracts	$100,170	$279,188	—
Forward Foreign Currency Exchange Contracts	—	1,971,459	—
	$100,170	$2,250,647	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation

(depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $18,200,117.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $829,822,817.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 993 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $10,000,000.

Value of Derivative Instruments as of October 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$18,629
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$22,785,127	Unrealized depreciation on forward foreign currency exchange contracts	1,971,459
Interest Rate Risk	Receivable for variation margin on futures contracts*	46,748	Payable for variation margin on futures contracts*	—
		$22,831,875		$1,990,088

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,134,992	Change in net unrealized appreciation (depreciation) on swap agreements	$1,021,670
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(21,639,949)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	17,026,213
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,160,778)	Change in net unrealized appreciation (depreciation) on futures contracts	339,760
Other Contracts	Net realized gain (loss) on swap agreement transactions	(207,778)	Change in net unrealized appreciation (depreciation) on swap agreements	33,336
		$(21,873,513)		$18,420,979

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
JPMorgan Chase Bank N.A.	$15,918,767	$(1,118,904)	—	$14,799,863
UBS AG	6,866,360	(852,555)	—	6,013,805
	$22,785,127	$(1,971,459)	—	$20,813,668

Liabilities
JPMorgan Chase Bank N.A.	$1,118,904	$(1,118,904)	—	—
UBS AG	852,555	(852,555)	—	—
	$1,971,459	$(1,971,459)	—	—

* The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016, the four months ended October 31, 2015 and the year ended June 30, 2015 were as follows:

	October 31, 2016	October 31, 2015(1)	June 30, 2015
Distributions Paid From
Ordinary income	$4,982,984	$561,790	$1,255,326
Long-term capital gains	—	—	—

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to capital paid in $(744), distributions in excess of net investment income $(14,686,951), and undistributed net realized gain $14,687,695.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,224,896,440
Gross tax appreciation of investments	$36,026,209
Gross tax depreciation of investments	(16,670,309)
Net tax appreciation (depreciation) of investments	19,355,900
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$378,881
Net tax appreciation (depreciation)	$19,734,781
Other book-to-tax adjustments	$(1,018,394)
Undistributed ordinary income	$16,617,247

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.86	0.12	0.34	0.46	(0.04)	—	(0.04)	$10.28	4.72%	0.84%	0.96%	1.18%	1.06%	106%	$263,312
2015(3)	$9.71	0.04	0.11	0.15	—	—	—	$9.86	1.54%	0.87%(4)	0.96%(4)	1.08%(4)	0.99%(4)	37%	$224,271
2015	$9.93	0.08	0.14(5)	0.22	(0.44)	—	(0.44)	$9.71	2.18%	0.95%	0.95%	0.73%	0.73%	114%	$219,606
2014	$9.98	0.16	0.25	0.41	(0.42)	(0.04)	(0.46)	$9.93	4.25%	0.96%	0.96%	1.64%	1.64%	71%	$10,704
2013	$10.19	0.13	0.01	0.14	(0.34)	(0.01)	(0.35)	$9.98	1.34%	0.96%	0.96%	1.31%	1.31%	68%	$9,590
2012(6)	$10.00	0.06	0.13	0.19	—	—	—	$10.19	1.90%	0.96%(4)	0.96%(4)	1.44%(4)	1.44%(4)	29%	$8,514
Institutional Class
2016	$9.87	0.14	0.35	0.49	(0.05)	—	(0.05)	$10.31	4.98%	0.64%	0.76%	1.38%	1.26%	106%	$833,757
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.61%	0.67%(4)	0.76%(4)	1.28%(4)	1.19%(4)	37%	$720,700
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.28%	0.75%	0.75%	0.93%	0.93%	114%	$728,768
2014	$9.99	0.18	0.25	0.43	(0.43)	(0.04)	(0.47)	$9.95	4.50%	0.76%	0.76%	1.84%	1.84%	71%	$8,091
2013	$10.20	0.15	0.01	0.16	(0.36)	(0.01)	(0.37)	$9.99	1.53%	0.76%	0.76%	1.51%	1.51%	68%	$7,745
2012(6)	$10.00	0.07	0.13	0.20	—	—	—	$10.20	2.00%	0.76%(4)	0.76%(4)	1.64%(4)	1.64%(4)	29%	$7,627

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$9.83	0.09	0.36	0.45	(0.04)	—	(0.04)	$10.24	4.55%	1.09%	1.21%	0.93%	0.81%	106%	$9,284
2015(3)	$9.69	0.03	0.11	0.14	—	—	—	$9.83	1.44%	1.12%(4)	1.21%(4)	0.83%(4)	0.74%(4)	37%	$5,506
2015	$9.91	0.13	0.06(5)	0.19	(0.41)	—	(0.41)	$9.69	1.93%	1.20%	1.20%	0.48%	0.48%	114%	$3,033
2014	$9.97	0.14	0.24	0.38	(0.40)	(0.04)	(0.44)	$9.91	3.97%	1.21%	1.21%	1.39%	1.39%	71%	$7,268
2013	$10.18	0.11	—(7)	0.11	(0.31)	(0.01)	(0.32)	$9.97	1.11%	1.21%	1.21%	1.06%	1.06%	68%	$6,729
2012(6)	$10.00	0.05	0.13	0.18	—	—	—	$10.18	1.80%	1.21%(4)	1.21%(4)	1.19%(4)	1.19%(4)	29%	$6,563
C Class
2016	$9.75	0.02	0.34	0.36	(0.01)	—	(0.01)	$10.10	3.72%	1.84%	1.96%	0.18%	0.06%	106%	$4,646
2015(3)	$9.64	—(7)	0.11	0.11	—	—	—	$9.75	1.14%	1.87%(4)	1.96%(4)	0.08%(4)	(0.01)%(4)	37%	$549
2015	$9.85	0.07	0.06(5)	0.13	(0.34)	—	(0.34)	$9.64	1.26%	1.95%	1.95%	(0.27)%	(0.27)%	114%	$629
2014	$9.93	0.06	0.25	0.31	(0.35)	(0.04)	(0.39)	$9.85	3.21%	1.96%	1.96%	0.64%	0.64%	71%	$2,847
2013	$10.15	0.03	—(7)	0.03	(0.24)	(0.01)	(0.25)	$9.93	0.32%	1.96%	1.96%	0.31%	0.31%	68%	$2,781
2012(6)	$10.00	0.02	0.13	0.15	—	—	—	$10.15	1.50%	1.96%(4)	1.97%(4)	0.44%(4)	0.44%(4)	29%	$2,710

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016	$9.80	0.07	0.35	0.42	(0.03)	—	(0.03)	$10.19	4.28%	1.34%	1.46%	0.68%	0.56%	106%	$48
2015(3)	$9.67	0.02	0.11	0.13	—	—	—	$9.80	1.34%	1.37%(4)	1.46%(4)	0.58%(4)	0.49%(4)	37%	$25
2015	$9.89	0.12	0.05(5)	0.17	(0.39)	—	(0.39)	$9.67	1.67%	1.45%	1.45%	0.23%	0.23%	114%	$25
2014	$9.95	0.11	0.25	0.36	(0.38)	(0.04)	(0.42)	$9.89	3.78%	1.46%	1.46%	1.14%	1.14%	71%	$2,841
2013	$10.17	0.08	—(7)	0.08	(0.29)	(0.01)	(0.30)	$9.95	0.78%	1.46%	1.46%	0.81%	0.81%	68%	$2,739
2012(6)	$10.00	0.04	0.13	0.17	—	—	—	$10.17	1.70%	1.46%(4)	1.46%(4)	0.94%(4)	0.94%(4)	29%	$2,716
R6 Class
2016	$9.87	0.14	0.36	0.50	(0.05)	—	(0.05)	$10.32	5.10%	0.59%	0.71%	1.43%	1.31%	106%	$94,808
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.64%	0.62%(4)	0.71%(4)	1.33%(4)	1.24%(4)	37%	$56,798
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.34%	0.70%	0.70%	0.98%	0.98%	114%	$53,780
2014(8)	$10.03	0.17	0.22	0.39	(0.43)	(0.04)	(0.47)	$9.95	4.12%	0.71%(4)	0.71%(4)	1.91%(4)	1.91%(4)	71%(9)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. For the years before October 31, 2015, the fund's fiscal year end was June 30.

(4)	Annualized.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(6)	January 31, 2012 (fund inception) through June 30, 2012.

(7)	Per-share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through June 30, 2014.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Bond Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 16, 2016

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century International Bond Funds:

	Affirmative	Withhold
Tanya S. Beder	$1,874,542,107	$10,866,258
Jeremy I. Bulow	$1,874,577,560	$10,830,805
Anne Casscells	$1,874,786,416	$10,621,949
Jonathan D. Levin	$1,871,510,015	$13,898,350
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90984 1612

Annual Report

October 31, 2016

International Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	5.57%	-1.22%	2.12%	—	1/7/92
Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged)	—	6.47%	-0.61%	3.24%	—	—
Institutional Class	AIDIX	5.78%	-1.04%	2.33%	—	8/2/04
A Class	AIBDX					10/27/98
No sales charge		5.38%	-1.47%	1.85%	—
With sales charge		0.65%	-2.37%	1.38%	—
C Class	AIQCX	4.52%	-2.21%	—	0.42%	9/28/07
R Class	AIBRX	5.06%	-1.73%	—	0.93%	9/28/07
R6 Class	AIDDX	5.83%	—	—	-0.52%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $12,342

Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) — $13,758

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.81%	0.61%	1.06%	1.81%	1.31%	0.56%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Edward Boyle, Abdelak Adjriou, and Brian Howell

Margé Karner is no longer a portfolio manager on the fund as of March 2016. Abdelak Adjriou joined the portfolio management team in March 2016.

Performance Summary

International Bond returned 5.57%* for the fiscal year ended October 31, 2016. By comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged), returned 6.47% over the same time period. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Non-U.S. bonds advanced for the reporting period as yields declined around the globe. Decelerating economic growth in many regions of the world led to increased economic stimulus efforts from major central banks. For example, the European Central Bank expanded its quantitative easing measures, while the Bank of Japan introduced negative interest rates. The U.S. Federal Reserve (the Fed) raised its short-term interest rate target in December 2015 for the first time in nearly a decade, ending a seven-year period of near-zero interest rates, but held rates steady for the rest of the reporting period given the global economic environment. Another factor affecting the global fixed-income markets was “Brexit,” the June 2016 U.K. referendum to leave the European Union. The affirmative Brexit vote took investors by surprise, and the ensuing uncertainty led to increased market volatility.

For the 12-month period, yields fell the most in the U.K., reflecting an interest rate cut by the Bank of England and concerns about the impact of Brexit on the British economy. Yield declines were fairly consistent across most other regions of the world, including the U.S., Asia, and the rest of Europe.

From a sector perspective, risk assets generally outperformed during the reporting period amid strong investor demand for yield in a low interest rate environment. In particular, emerging markets debt and high-yield corporate bonds were among the best performers in the global fixed-income markets.

Currency fluctuations had a varied impact on non-U.S. bond performance as the U.S. dollar was mixed against most major foreign currencies during the period. The dollar was largely unchanged against the euro, but it appreciated by approximately 20% against the British pound, primarily because of the Brexit vote. In contrast, the U.S. currency declined by approximately 15% against the Japanese yen and 5% against the Australian and New Zealand dollars.

Country Weightings Detracted

The fund’s country allocation detracted from performance compared with the benchmark during the reporting period. The underperformance resulted primarily from an overweight position in Norway and an out-of-benchmark position in Portugal. With yields in many bond markets moving into

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

negative territory, we looked to take advantage of relative values in higher-yielding markets such as Portugal and Norway. However, both of these markets underperformed during the period, detracting from overall results.

The fund’s duration positioning was also a slight drag on performance compared with the benchmark. The fund had a shorter duration (a measure of interest rate sensitivity) than that of the index early in the reporting period, when bond yields declined sharply, so the fund did not benefit from falling interest rates as much as the index did. The fund’s duration was neutral relative to the index at the end of the reporting period.

Currency Positioning Weighed on Relative Results

The portfolio’s tactical currency positioning detracted modestly from relative results for the 12-month period, primarily due to the timing of our positioning in commodity-based currencies such as the Australian dollar, Canadian dollar, and New Zealand dollar. The fund held overweight positions in these currencies early in the period, when commodity prices were under pressure, and then held underweight positions later in the period, when commodity prices recovered. An overweight position in the Mexican peso also detracted from performance as U.S. presidential election uncertainty put downward pressure on the peso.

On the positive side, the portfolio had a modest overweight position in the Japanese yen during the first half of the reporting period, when the yen rallied sharply against the U.S. dollar.

Sector Positioning Added Value

The fund’s sector weightings aided performance compared with the benchmark as the portfolio benefited from the outperformance of risk assets. In particular, an out-of-benchmark position in high-yield corporate bonds and an overweight position in emerging markets debt contributed favorably to relative performance. We trimmed the fund’s position in high-yield corporate bonds late in the period following their strong performance.

Positioning for the Future

The unexpected outcome of the recent U.S. presidential election has led to significant uncertainty in the global financial markets. The main risk factors for the fixed-income markets are rising interest rates and protectionist U.S. trade policies. The Fed is expected to raise short-term interest rates in December 2016, and we are likely to see longer-term U.S. bond yields move higher in anticipation of the new administration’s domestic economic policies. Many emerging markets rely on trade with the U.S., so any restrictions on foreign trade would likely put downward pressure on emerging economies and their currencies. The question is how aggressive the new administration will be in following through with their campaign rhetoric regarding global trade.

Given this uncertain environment, we expect volatility in the global bond markets to increase in the coming months. We would view any weakness in high-yield corporate bonds or emerging markets debt as an investment opportunity, as the fund is currently positioned with a relatively low risk profile. From a country perspective, the fund remains overweight in Portugal and Norway, as well as Poland, with a corresponding underweight position in core European markets. The fund’s tactical currency allocation is focused on relative values among emerging markets currencies.

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Fund Characteristics

OCTOBER 31, 2016
Portfolio at a Glance
Average Duration (effective)	8.0 years
Weighted Average Life	9.4 years

Bond Holdings by Country	% of net assets
Japan	24.7%
United Kingdom	7.4%
Italy(1)	6.7%
France(1)	6.2%
Norway	5.6%
Canada	5.4%
United States	4.6%
Germany(1)	4.3%
Spain(1)	3.9%
Supranational	3.7%
Other Countries	20.2%
Cash and Equivalents(2)	7.3%
(1) These countries are members of the eurozone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	73.5%
Corporate Bonds	19.2%
Temporary Cash Investments	6.8%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$973.40	$3.97	0.80%
Institutional Class	$1,000	$973.40	$2.98	0.60%
A Class	$1,000	$971.80	$5.20	1.05%
C Class	$1,000	$968.30	$8.91	1.80%
R Class	$1,000	$970.20	$6.44	1.30%
R6 Class	$1,000	$974.20	$2.73	0.55%
Hypothetical
Investor Class	$1,000	$1,021.12	$4.06	0.80%
Institutional Class	$1,000	$1,022.12	$3.05	0.60%
A Class	$1,000	$1,019.86	$5.33	1.05%
C Class	$1,000	$1,016.09	$9.12	1.80%
R Class	$1,000	$1,018.60	$6.60	1.30%
R6 Class	$1,000	$1,022.37	$2.80	0.55%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 73.5%
Australia — 2.0%
Australia Government Bond, 4.50%, 4/15/20	AUD	3,015,000	$2,506,349
Australia Government Bond, 5.75%, 5/15/21	AUD	2,415,000	2,150,015
Australia Government Bond, 2.75%, 4/21/24	AUD	12,460,000	9,854,289
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	3,250,000	2,561,078
			17,071,731
Austria — 1.0%
Republic of Austria Government Bond, 3.50%, 9/15/21(1)	EUR	2,345,000	3,056,658
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,645,000	3,017,020
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,485,000	2,647,157
			8,720,835
Belgium — 1.6%
Kingdom of Belgium Government Bond, 4.25%, 9/28/22	EUR	3,117,000	4,333,004
Kingdom of Belgium Government Bond, 2.25%, 6/22/23	EUR	6,085,000	7,739,696
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	835,000	1,536,663
			13,609,363
Brazil — 0.1%
Brazilian Government International Bond, 7.125%, 1/20/37		$700,000	801,500
Canada — 5.3%
Canadian Government Bond, 1.50%, 3/1/17	CAD	10,560,000	7,898,546
Canadian Government Bond, 4.00%, 6/1/41	CAD	3,930,000	4,170,230
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	6,970,000	5,699,427
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	7,155,000	5,762,815
Province of Ontario Canada, 4.40%, 6/2/19	CAD	11,115,000	9,017,177
Province of Quebec Canada, 3.00%, 9/1/23	CAD	8,826,000	7,142,211
Province of Quebec Canada, 5.75%, 12/1/36	CAD	5,300,000	5,705,937
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	820,203
Province of Quebec Canada, 3.50%, 12/1/48	CAD	600,000	507,591
			46,724,137
Colombia†
Colombia Government International Bond, 7.375%, 9/18/37		$300,000	385,500
Czech — 0.2%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	33,900,000	1,764,408
Denmark — 0.5%
Denmark Government Bond, 7.00%, 11/10/24	DKK	8,270,000	1,902,755
Denmark Government Bond, 1.75%, 11/15/25	DKK	6,400,000	1,070,402
Denmark Government Bond, 4.50%, 11/15/39	DKK	5,100,000	1,341,184
			4,314,341
Dominican Republic — 0.1%
Dominican Republic International Bond, 6.875%, 1/29/26		$1,000,000	1,100,000
Finland — 0.5%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	2,760,000	4,045,369

10

		Principal Amount	Value
France — 4.6%
French Republic Government Bond OAT, 3.25%, 10/25/21	EUR	7,830,000	$10,104,545
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	14,420,000	17,867,131
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	1,650,000	2,891,514
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	5,640,000	9,088,936
			39,952,126
Germany — 1.9%
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	7,230,000	8,314,078
Bundesrepublik Deutschland, 4.75%, 7/4/40	EUR	1,120,000	2,331,907
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	3,965,000	6,252,518
			16,898,503
Ireland — 0.5%
Ireland Government Bond, 3.40%, 3/18/24	EUR	3,520,000	4,741,385
Italy — 6.0%
Italy Buoni Poliennali Del Tesoro, 1.50%, 8/1/19	EUR	19,800,000	22,505,345
Italy Buoni Poliennali Del Tesoro, 0.45%, 6/1/21	EUR	6,920,000	7,559,790
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	12,965,000	14,791,318
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	4,960,000	7,637,667
			52,494,120
Japan — 24.7%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	5,282,400,000	53,467,946
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	2,968,600,000	30,173,595
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,232,550,000	29,618,492
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,948,500,000	38,397,488
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	525,000,000	6,245,476
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	5,000,150,000	58,088,468
			215,991,465
Malaysia — 0.3%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	11,300,000	2,731,676
Mexico — 0.6%
Mexican Bonos, 6.50%, 6/9/22	MXN	93,500,000	5,054,895
Mexico Government International Bond, 6.05%, 1/11/40		$500,000	596,250
			5,651,145
Netherlands — 1.4%
Netherlands Government Bond, 0.00%, 1/15/22(1)(4)	EUR	3,260,000	3,638,021
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	4,630,000	5,193,653
Netherlands Government Bond, 3.75%, 1/15/42(1)	EUR	1,725,000	3,202,387
			12,034,061
New Zealand — 0.3%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	3,260,000	2,492,349
Norway — 5.6%
Norway Government Bond, 4.25%, 5/19/17(1)	NOK	24,590,000	3,036,412
Norway Government Bond, 3.75%, 5/25/21(1)	NOK	340,700,000	46,315,632
			49,352,044
Poland — 2.7%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	7,730,000	2,114,432
Republic of Poland Government Bond, 5.75%, 10/25/21	PLN	73,400,000	21,532,124
			23,646,556

11

		Principal Amount	Value
Portugal — 0.8%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(1)	EUR	6,680,000	$7,141,448
Russia — 0.2%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$900,000	1,578,563
Singapore — 0.9%
Singapore Government Bond, 2.375%, 4/1/17	SGD	6,150,000	4,449,680
Singapore Government Bond, 3.125%, 9/1/22	SGD	4,220,000	3,305,775
			7,755,455
South Africa — 0.5%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	65,736,000	4,730,779
Spain — 3.6%
Spain Government Bond, 4.30%, 10/31/19(1)	EUR	12,310,000	15,241,433
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	10,130,000	11,687,067
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	2,840,000	4,939,600
			31,868,100
Sweden — 0.8%
Sweden Government Bond, 4.25%, 3/12/19	SEK	28,800,000	3,569,442
Sweden Government Bond, 3.50%, 6/1/22	SEK	25,100,000	3,382,703
			6,952,145
Switzerland — 1.0%
Swiss Confederation Government Bond, 2.00%, 4/28/21	CHF	4,050,000	4,617,013
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	2,265,000	3,455,914
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	850,000	999,075
			9,072,002
Thailand — 0.3%
Thailand Government Bond, 3.85%, 12/12/25	THB	90,200,000	2,941,826
Turkey — 0.2%
Turkey Government Bond, 8.00%, 3/12/25	TRY	4,500,000	1,305,544
United Kingdom — 5.3%
United Kingdom Gilt, 5.00%, 3/7/25	GBP	8,740,000	14,065,913
United Kingdom Gilt, 4.25%, 6/7/32	GBP	400,000	667,362
United Kingdom Gilt, 4.25%, 3/7/36	GBP	6,995,000	12,038,778
United Kingdom Gilt, 4.50%, 12/7/42	GBP	4,210,000	7,971,589
United Kingdom Gilt, 4.25%, 12/7/55	GBP	5,335,000	11,226,028
			45,969,670
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $636,621,788)			643,838,146
CORPORATE BONDS — 19.2%
Canada — 0.1%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		$650,000	672,750
France — 1.6%
AXA SA, 7.125%, 12/15/20	GBP	2,000,000	2,968,966
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	2,900,000	3,282,419
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	2,000,000	2,200,206
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,500,000	2,348,210
Engie SA, VRN, 4.75%, 7/10/21	EUR	1,000,000	1,245,868
Orange SA, MTN, VRN, 4.00%, 10/1/21	EUR	1,760,000	2,063,859
			14,109,528

12

		Principal Amount	Value
Germany — 2.4%
Allianz SE, MTN, VRN, 4.75%, 10/24/23	EUR	2,800,000	$3,424,392
Bayer AG, VRN, 2.375%, 10/2/22	EUR	1,600,000	1,692,300
Commerzbank AG, MTN, 7.75%, 3/16/21	EUR	2,500,000	3,271,152
KFW, 3.875%, 1/21/19	EUR	2,890,000	3,480,071
KFW, MTN, 4.625%, 1/4/23	EUR	4,415,000	6,322,547
RWE AG, VRN, 7.00%, 3/20/19	GBP	2,000,000	2,571,298
			20,761,760
Ireland — 0.8%
Aquarius & Investments plc for Zurich Insurance Co. Ltd., MTN, VRN, 4.25%, 10/2/23	EUR	1,600,000	1,947,633
GE Capital European Funding Unlimited Co., MTN, 5.375%, 1/23/20	EUR	3,960,000	5,089,184
			7,036,817
Italy — 0.7%
Assicurazioni Generali SpA, MTN, 4.125%, 5/4/26	EUR	2,000,000	2,374,139
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	2,000,000	2,575,335
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20	EUR	1,000,000	1,156,181
			6,105,655
Luxembourg — 1.6%
European Financial Stability Facility, MTN, 1.875%, 5/23/23	EUR	5,190,000	6,456,763
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	4,260,000	5,425,217
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	1,830,000	2,681,999
			14,563,979
Netherlands — 1.0%
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	1,000,000	1,141,649
Cooperatieve Rabobank UA, MTN, 4.375%, 6/7/21	EUR	3,000,000	3,916,616
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		$750,000	793,125
Telefonica Europe BV, VRN, 6.50%, 9/18/18	EUR	700,000	820,901
Telefonica Europe BV, VRN, 5.875%, 3/31/24	EUR	1,500,000	1,764,859
			8,437,150
Spain — 0.3%
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	2,200,000	2,387,535
Supranational — 3.7%
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	830,000,000	9,944,546
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	5,100,000	6,535,015
European Investment Bank, MTN, 4.25%, 12/7/21	GBP	4,950,000	7,037,205
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	7,480,000	9,108,422
			32,625,188
Switzerland — 0.3%
Credit Suisse AG, VRN, 5.75%, 9/18/20	EUR	2,000,000	2,394,274
United Kingdom — 2.1%
Barclays plc, MTN, VRN, 2.625%, 11/11/20	EUR	1,600,000	1,717,292
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	2,640,000	3,627,880
HSBC Bank plc, MTN, VRN, 5.375%, 11/4/25	GBP	1,740,000	2,372,522
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	1,500,000	2,352,865
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	1,940,000	2,777,457

13

		Principal Amount	Value
SSE plc, VRN, 2.375%, 4/1/21	EUR	2,200,000	$2,404,864
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	1,940,000	2,180,334
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)		$1,360,000	1,360,000
			18,793,214
United States — 4.6%
AES Corp., 4.875%, 5/15/23		940,000	937,359
Ally Financial, Inc., 4.625%, 3/30/25		440,000	449,350
Ashland LLC, 4.75%, 8/15/22		900,000	933,183
AT&T, Inc., 3.375%, 3/15/34	EUR	1,000,000	1,260,209
Ball Corp., 4.00%, 11/15/23		$940,000	954,335
Calpine Corp., 5.875%, 1/15/24(1)		940,000	994,050
Calpine Corp., 5.75%, 1/15/25		940,000	917,675
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		1,240,000	1,294,250
CIT Group, Inc., 5.00%, 8/15/22		1,360,000	1,458,981
Concho Resources, Inc., 6.50%, 1/15/22		500,000	518,750
Concho Resources, Inc., 5.50%, 4/1/23		400,000	411,200
Constellation Brands, Inc., 3.875%, 11/15/19		1,360,000	1,426,300
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,360,000	1,400,800
DaVita, Inc., 5.125%, 7/15/24		1,360,000	1,328,550
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24(1)		500,000	548,258
First Data Corp., 5.00%, 1/15/24(1)		600,000	609,750
Frontier Communications Corp., 8.50%, 4/15/20		500,000	535,625
Frontier Communications Corp., 11.00%, 9/15/25		500,000	512,340
General Motors Co., 5.00%, 4/1/35		1,360,000	1,386,149
General Motors Financial Co., Inc., 3.25%, 5/15/18		1,360,000	1,384,729
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	1,350,000	1,861,506
Hanesbrands, Inc., 4.625%, 5/15/24(1)		$500,000	510,937
HCA, Inc., 3.75%, 3/15/19		1,410,000	1,445,250
International Lease Finance Corp., 6.25%, 5/15/19		1,360,000	1,475,600
Lennar Corp., 4.75%, 4/1/21		910,000	968,586
MPLX LP, 4.875%, 12/1/24		730,000	764,979
Newfield Exploration Co., 5.75%, 1/30/22		1,360,000	1,424,600
Spectrum Brands, Inc., 5.75%, 7/15/25		630,000	685,125
Sprint Communications, Inc., 9.00%, 11/15/18(1)		940,000	1,036,350
Steel Dynamics, Inc., 6.125%, 8/15/19		1,360,000	1,407,668
Tenet Healthcare Corp., 4.375%, 10/1/21		400,000	400,000
Tenneco, Inc., 5.00%, 7/15/26		750,000	755,625
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19		1,360,000	1,451,800
United Rentals North America, Inc., 4.625%, 7/15/23		1,360,000	1,409,300
Universal Health Services, Inc., 4.75%, 8/1/22(1)		940,000	967,730
VEREIT Operating Partnership LP, 4.875%, 6/1/26		250,000	263,705
Wells Fargo & Co., MTN, 2.25%, 9/3/20	EUR	1,800,000	2,125,551
Western Digital Corp., 7.375%, 4/1/23(1)		$500,000	548,750
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		1,360,000	1,436,500
			40,201,405
TOTAL CORPORATE BONDS (Cost $178,071,890)			168,089,255
14

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS — 6.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875% - 3.00%, 8/15/45 - 11/15/45, valued at $54,946,500), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $53,864,150)		$53,864,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	226,531	226,531
U.S. Treasury Bills, 0.43%, 2/9/17(2)(3)	$5,600,000	5,594,982
TOTAL TEMPORARY CASH INVESTMENTS (Cost $59,683,908)		59,685,513
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $874,377,586)		871,612,914
OTHER ASSETS AND LIABILITIES — 0.5%		3,960,434
TOTAL NET ASSETS — 100.0%		$875,573,348

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	696,345	USD	529,525	Credit Suisse AG	12/21/16	$(473)
AUD	8,984,290	USD	6,872,892	UBS AG	12/21/16	(47,030)
BRL	5,954,365	USD	1,735,713	UBS AG	12/21/16	102,969
CAD	837,084	USD	633,562	JPMorgan Chase Bank N.A.	12/21/16	(9,241)
CAD	2,537,291	USD	1,942,451	JPMorgan Chase Bank N.A.	12/21/16	(50,068)
CAD	945,765	USD	705,969	JPMorgan Chase Bank N.A.	12/21/16	(591)
USD	12,838,944	CAD	16,552,133	JPMorgan Chase Bank N.A.	12/21/16	493,898
USD	1,335,077	CAD	1,763,370	JPMorgan Chase Bank N.A.	12/21/16	19,906
USD	1,003,211	CAD	1,325,924	JPMorgan Chase Bank N.A.	12/21/16	14,300
USD	519,280	CAD	693,399	JPMorgan Chase Bank N.A.	12/21/16	2,123
CHF	2,331,538	USD	2,418,169	UBS AG	12/21/16	(55,308)
USD	2,711,881	CHF	2,614,701	JPMorgan Chase Bank N.A.	12/21/16	62,053
USD	1,017,102	CHF	1,002,202	JPMorgan Chase Bank N.A.	12/21/16	1,437
CLP	1,775,289,149	USD	2,650,279	UBS AG	12/21/16	58,301
USD	3,416,682	CLP	2,283,026,749	UBS AG	12/21/16	(66,559)
USD	3,435,347	CLP	2,306,491,981	UBS AG	12/21/16	(83,695)
COP	7,783,393,887	USD	2,672,869	UBS AG	12/21/16	(103,941)
COP	4,004,078,753	USD	1,337,368	UBS AG	12/21/16	(15,812)
COP	8,692,577,644	USD	2,962,201	UBS AG	12/21/16	(93,195)
USD	2,547,417	COP	7,589,265,512	UBS AG	12/21/16	42,562
USD	354,009	CZK	8,478,471	UBS AG	12/21/16	8,338
DKK	8,772,169	USD	1,329,636	JPMorgan Chase Bank N.A.	12/21/16	(32,036)
DKK	1,512,863	USD	223,583	JPMorgan Chase Bank N.A.	12/21/16	203
USD	1,129,110	DKK	7,476,962	JPMorgan Chase Bank N.A.	12/21/16	23,101
EUR	46,692,696	USD	52,687,805	JPMorgan Chase Bank N.A.	12/21/16	(1,316,336)
EUR	2,250,155	USD	2,539,165	JPMorgan Chase Bank N.A.	12/21/16	(63,536)
EUR	668,333	USD	749,609	JPMorgan Chase Bank N.A.	12/21/16	(14,307)
EUR	1,058,109	USD	1,185,799	JPMorgan Chase Bank N.A.	12/21/16	(21,663)
EUR	1,763,021	USD	1,986,025	JPMorgan Chase Bank N.A.	12/21/16	(46,344)

15

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,225,249	USD	2,507,633	JPMorgan Chase Bank N.A.	12/21/16	$(59,406)
EUR	901,021	USD	1,016,231	JPMorgan Chase Bank N.A.	12/21/16	(24,924)
EUR	2,796,760	USD	3,154,214	JPMorgan Chase Bank N.A.	12/21/16	(77,209)
EUR	713,698	USD	801,957	JPMorgan Chase Bank N.A.	12/21/16	(16,744)
EUR	815,881	USD	912,369	JPMorgan Chase Bank N.A.	12/21/16	(14,734)
EUR	640,763	USD	711,317	JPMorgan Chase Bank N.A.	12/21/16	(6,348)
EUR	97,958	USD	108,440	JPMorgan Chase Bank N.A.	12/21/16	(666)
EUR	179,290	USD	198,008	JPMorgan Chase Bank N.A.	12/21/16	(752)
EUR	925,954	USD	1,022,624	JPMorgan Chase Bank N.A.	12/21/16	(3,886)
EUR	1,431,423	USD	1,577,895	JPMorgan Chase Bank N.A.	12/21/16	(3,038)
EUR	22,447,557	USD	24,725,086	JPMorgan Chase Bank N.A.	12/21/16	(28,205)
EUR	2,418,836	USD	2,650,737	JPMorgan Chase Bank N.A.	12/21/16	10,475
EUR	291,521	USD	317,484	JPMorgan Chase Bank N.A.	12/21/16	3,249
EUR	2,362,122	USD	2,577,252	JPMorgan Chase Bank N.A.	12/21/16	21,563
EUR	800,953	USD	872,680	JPMorgan Chase Bank N.A.	12/21/16	8,531
EUR	2,000,421	USD	2,188,780	JPMorgan Chase Bank N.A.	12/21/16	12,090
USD	2,574,876	EUR	2,288,689	JPMorgan Chase Bank N.A.	12/21/16	56,852
USD	641,664	EUR	568,493	JPMorgan Chase Bank N.A.	12/21/16	16,206
USD	160,176	EUR	142,951	JPMorgan Chase Bank N.A.	12/21/16	2,901
USD	3,569,795	EUR	3,180,989	JPMorgan Chase Bank N.A.	12/21/16	70,060
USD	2,747,507	EUR	2,454,499	JPMorgan Chase Bank N.A.	12/21/16	47,059
USD	1,739,695	EUR	1,594,091	JPMorgan Chase Bank N.A.	12/21/16	(14,129)
USD	2,997,798	EUR	2,747,899	JPMorgan Chase Bank N.A.	12/21/16	(25,450)
USD	355,046	EUR	324,243	JPMorgan Chase Bank N.A.	12/21/16	(1,687)
USD	1,530,125	EUR	1,392,941	JPMorgan Chase Bank N.A.	12/21/16	(2,394)
GBP	332,159	USD	405,937	JPMorgan Chase Bank N.A.	12/21/16	1,105
GBP	2,592,235	USD	3,461,878	UBS AG	12/21/16	(285,248)
GBP	471,672	USD	575,576	UBS AG	12/21/16	2,430
GBP	1,550,044	USD	1,879,041	UBS AG	12/21/16	20,446
USD	1,375,796	GBP	1,124,425	JPMorgan Chase Bank N.A.	12/21/16	(2,120)
USD	513,215	GBP	419,140	JPMorgan Chase Bank N.A.	12/21/16	(417)
HKD	2,240,788	USD	289,262	UBS AG	12/21/16	(242)
USD	4,383,442	HUF	1,225,172,128	UBS AG	12/21/16	24,610
IDR	47,516,620,404	USD	3,607,944	UBS AG	12/21/16	11,706
IDR	10,823,709,106	USD	828,261	UBS AG	12/21/16	(3,748)
ILS	635,283	USD	169,508	UBS AG	12/21/16	(3,717)
USD	1,810,295	ILS	6,786,434	JPMorgan Chase Bank N.A.	12/21/16	39,219
INR	180,637,461	USD	2,688,257	UBS AG	12/21/16	1,514
INR	118,697,275	USD	1,765,803	UBS AG	12/21/16	1,652
JPY	91,888,771	USD	889,516	Credit Suisse AG	12/21/16	(11,547)
JPY	41,295,934	USD	398,634	Credit Suisse AG	12/21/16	(4,064)
JPY	84,319,044	USD	815,071	Credit Suisse AG	12/21/16	(9,428)
JPY	74,401,284	USD	710,614	Credit Suisse AG	12/21/16	268
JPY	6,291,895,128	USD	62,092,194	JPMorgan Chase Bank N.A.	12/21/16	(1,975,051)
JPY	71,152,000	USD	702,480	JPMorgan Chase Bank N.A.	12/21/16	(22,644)
JPY	110,786,356	USD	1,087,950	JPMorgan Chase Bank N.A.	12/21/16	(29,420)

16

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	64,706,709	USD	645,784	JPMorgan Chase Bank N.A.	12/21/16	$(27,531)
JPY	218,508,839	USD	2,185,602	JPMorgan Chase Bank N.A.	12/21/16	(97,817)
JPY	182,494,204	USD	1,785,878	JPMorgan Chase Bank N.A.	12/21/16	(42,201)
JPY	69,574,464	USD	673,571	JPMorgan Chase Bank N.A.	12/21/16	(8,808)
JPY	46,622,403	USD	447,967	JPMorgan Chase Bank N.A.	12/21/16	(2,504)
JPY	125,361,977	USD	1,208,080	JPMorgan Chase Bank N.A.	12/21/16	(10,284)
JPY	49,859,705	USD	481,606	JPMorgan Chase Bank N.A.	12/21/16	(5,212)
JPY	41,557,036	USD	398,266	JPMorgan Chase Bank N.A.	12/21/16	(1,202)
JPY	19,762,634	USD	188,180	JPMorgan Chase Bank N.A.	12/21/16	646
JPY	120,895,416	USD	1,152,468	JPMorgan Chase Bank N.A.	12/21/16	2,651
USD	3,379,795	JPY	344,743,793	JPMorgan Chase Bank N.A.	12/21/16	85,873
USD	1,887,888	JPY	190,616,253	JPMorgan Chase Bank N.A.	12/21/16	66,607
USD	3,040,795	JPY	315,241,690	JPMorgan Chase Bank N.A.	12/21/16	28,757
USD	1,132,748	JPY	116,796,304	JPMorgan Chase Bank N.A.	12/21/16	16,795
USD	1,010,657	JPY	104,272,597	JPMorgan Chase Bank N.A.	12/21/16	14,364
KRW	18,685,110,316	USD	17,165,137	UBS AG	12/21/16	(837,262)
USD	1,446,092	KRW	1,628,733,326	UBS AG	12/21/16	22,833
MXN	126,239,990	USD	6,803,289	JPMorgan Chase Bank N.A.	12/21/16	(159,457)
USD	548,585	MXN	10,660,220	JPMorgan Chase Bank N.A.	12/21/16	(12,447)
MYR	21,848,413	USD	5,380,720	UBS AG	12/21/16	(184,748)
NOK	9,333,706	USD	1,147,535	JPMorgan Chase Bank N.A.	12/21/16	(17,756)
NOK	28,848,781	USD	3,580,062	JPMorgan Chase Bank N.A.	12/21/16	(88,121)
USD	51,962,878	NOK	425,342,140	JPMorgan Chase Bank N.A.	12/21/16	478,228
NZD	3,721,209	USD	2,699,272	JPMorgan Chase Bank N.A.	12/21/16	(43,075)
USD	2,641,059	NZD	3,754,437	JPMorgan Chase Bank N.A.	12/21/16	(38,856)
USD	119,687	NZD	161,464	UBS AG	12/21/16	4,434
USD	3,598,142	PHP	168,680,908	UBS AG	12/21/16	128,011
USD	995,593	PHP	48,355,959	UBS AG	12/21/16	806
PLN	6,922,956	USD	1,812,102	UBS AG	12/21/16	(49,172)
PLN	16,977,445	USD	4,318,532	UBS AG	12/21/16	4,774
USD	745,130	PLN	2,872,788	UBS AG	12/21/16	13,574
USD	1,808,911	PLN	6,951,104	UBS AG	12/21/16	38,813
USD	769,658	PLN	2,964,183	UBS AG	12/21/16	14,829
USD	1,684,878	PLN	6,522,163	UBS AG	12/21/16	24,010
USD	22,587,883	PLN	88,901,389	UBS AG	12/21/16	(50,852)
RUB	203,123,765	USD	3,081,461	UBS AG	12/21/16	82,867
USD	1,782,918	RUB	113,960,534	UBS AG	12/21/16	7,603
SEK	18,815,886	USD	2,237,924	JPMorgan Chase Bank N.A.	12/21/16	(149,546)
SGD	3,850,505	USD	2,780,650	JPMorgan Chase Bank N.A.	12/21/16	(12,134)
USD	5,072,286	SGD	6,833,247	JPMorgan Chase Bank N.A.	12/21/16	159,176
USD	1,840,687	SGD	2,503,242	JPMorgan Chase Bank N.A.	12/21/16	40,854
USD	2,579,586	SGD	3,533,929	JPMorgan Chase Bank N.A.	12/21/16	38,688
THB	31,372,185	USD	905,141	UBS AG	12/21/16	(9,515)
THB	96,339,490	USD	2,717,233	UBS AG	12/21/16	33,106
TRY	3,085,673	USD	1,028,211	JPMorgan Chase Bank N.A.	12/21/16	(41,437)
USD	2,382,875	TRY	7,404,068	JPMorgan Chase Bank N.A.	12/21/16	15,111

17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,668,342	TWD	113,705,773	UBS AG	12/21/16	$63,944
ZAR	1,767,326	USD	123,210	JPMorgan Chase Bank N.A.	12/21/16	6,571
USD	1,654,365	ZAR	23,084,849	JPMorgan Chase Bank N.A.	12/21/16	(40,836)
						$(4,003,074)

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
1,240	Euro-Schatz 2-Year Bonds	December 2016	$152,428,333	$(134,610)
142	Korean Treasury 10-Year Bonds	December 2016	16,161,381	(81,210)
127	U.S. Treasury 10-Year Ultra Notes	December 2016	17,972,485	(57,070)
			$186,562,199	$(272,890)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
355	Euro-Bobl 5-Year Bonds	December 2016	$51,093,744	$281,679
112	U.S. Treasury 5-Year Notes	December 2016	13,529,250	51,201
104	U.S. Treasury 10-Year Notes	December 2016	13,481,000	137,244
8	U.S. Treasury Long Bonds	December 2016	1,301,750	59,329
			$79,405,744	$529,453

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 27 Index	$13,230,000	Sell	5.00%	12/20/21	4.21%	$86,657	$530,669

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

18

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $131,814,387, which represented 15.1% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,488,662.

(3)	The rate indicated is the yield to maturity at purchase.

(4)	Security is a zero-coupon bond.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $874,377,586)	$871,612,914
Foreign currency holdings, at value (cost of $2,218,235)	2,225,784
Foreign deposits with broker for futures contracts, at value (cost of $373,470)	354,444
Receivable for capital shares sold	172,049
Receivable for variation margin on futures contracts	55,318
Unrealized appreciation on forward foreign currency exchange contracts	2,575,052
Interest receivable	7,642,433
884,637,994

Liabilities
Payable for investments purchased	1,617,731
Payable for capital shares redeemed	331,073
Unrealized depreciation on forward foreign currency exchange contracts	6,578,126
Payable for variation margin on swap agreements	13,943
Accrued management fees	518,926
Distribution and service fees payable	4,847
9,064,646

Net Assets	$875,573,348

Net Assets Consist of:
Capital paid in	$882,847,354
Undistributed net investment income	1,585,668
Accumulated net realized loss	(2,189,571)
Net unrealized depreciation	(6,670,103)
$875,573,348

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$434,618,196	33,901,684	$12.82
Institutional Class	$373,044,760	29,065,902	$12.83
A Class	$18,160,899	1,426,748	$12.73*
C Class	$1,033,921	82,623	$12.51
R Class	$133,642	10,536	$12.68
R6 Class	$48,581,930	3,785,977	$12.83
*Maximum offering price $13.33 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Interest	$14,352,354

Expenses:
Management fees	6,102,219
Distribution and service fees:
A Class	48,898
C Class	11,059
R Class	773
Trustees' fees and expenses	51,773
Other expenses	42,193
6,256,915

Net investment income (loss)	8,095,439

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(20,212,334)
Futures contract transactions	(1,400,302)
Swap agreement transactions	260,191
Foreign currency transactions	4,925,525
(16,426,920)

Change in net unrealized appreciation (depreciation) on:
Investments	58,176,563
Futures contracts	255,982
Swap agreements	741,770
Translation of assets and liabilities in foreign currencies	(3,720,199)
55,454,116

Net realized and unrealized gain (loss)	39,027,196

Net Increase (Decrease) in Net Assets Resulting from Operations	$47,122,635

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEAR ENDED OCTOBER 31, 2016, FOUR MONTHS ENDED OCTOBER 31, 2015 AND YEAR ENDED JUNE 30, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015(1)	June 30, 2015
Operations
Net investment income (loss)	$8,095,439	$3,020,493	$11,262,527
Net realized gain (loss)	(16,426,920)	(7,549,468)	(27,000,935)
Change in net unrealized appreciation (depreciation)	55,454,116	8,026,827	(128,232,866)
Net increase (decrease) in net assets resulting from operations	47,122,635	3,497,852	(143,971,274)

Distributions to Shareholders
From net investment income:
Investor Class	—	—	(8,594,590)
Institutional Class	—	—	(6,999,495)
A Class	—	—	(1,147,782)
C Class	—	—	(15,739)
R Class	—	—	(2,212)
R6 Class	—	—	(263,072)
From net realized gains:
Investor Class	(9,015,238)	—	(3,986,298)
Institutional Class	(7,001,393)	—	(3,076,826)
A Class	(370,206)	—	(648,335)
C Class	(24,358)	—	(20,716)
R Class	(3,117)	—	(1,421)
R6 Class	(647,152)	—	(116,477)
From tax return of capital:
Investor Class	(236,722)	—	—
Institutional Class	(866,572)	—	—
R6 Class	(100,098)	—	—
Decrease in net assets from distributions	(18,264,856)	—	(24,872,963)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(7,175,296)	(35,943,047)	(76,281,317)

Net increase (decrease) in net assets	21,682,483	(32,445,195)	(245,125,554)

Net Assets
Beginning of period	853,890,865	886,336,060	1,131,461,614
End of period	$875,573,348	$853,890,865	$886,336,060

Undistributed (distributions in excess of) net investment income	$1,585,668	$(2,723,020)	$(46,262,508)

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

See Notes to Financial Statements.

22

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

23

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

24

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 61% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2016 was 0.79% for the Investor Class, A Class, C Class and R Class, 0.59% for the Institutional Class and 0.54% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $320,269,559 and $322,674,127, respectively.

25

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2016		Four months ended October 31, 2015(1)		Year ended June 30, 2015
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class
Sold	4,463,718	$57,088,670	1,295,084	$16,047,106	13,230,317	$171,102,730
Issued in reinvestment of distributions	754,933	9,022,604	—	—	904,725	12,179,259
Redeemed	(9,221,561)	(116,841,658)	(3,438,538)	(42,551,838)	(15,471,042)	(200,938,611)
	(4,002,910)	(50,730,384)	(2,143,454)	(26,504,732)	(1,336,000)	(17,656,622)
Institutional Class
Sold	5,155,669	65,467,070	925,338	11,475,060	11,382,543	148,212,279
Issued in reinvestment of distributions	647,103	7,742,905	—	—	720,123	9,683,159
Redeemed	(3,529,100)	(43,900,313)	(1,648,228)	(20,664,865)	(13,829,014)	(177,477,602)
	2,273,672	29,309,662	(722,890)	(9,189,805)	(1,726,348)	(19,582,164)
A Class
Sold	818,041	10,292,948	112,557	1,389,214	1,487,574	19,464,326
Issued in reinvestment of distributions	30,489	362,204	—	—	133,438	1,788,449
Redeemed	(954,290)	(12,213,403)	(156,578)	(1,933,208)	(6,698,969)	(84,649,731)
	(105,760)	(1,558,251)	(44,021)	(543,994)	(5,077,957)	(63,396,956)
C Class
Sold	2,180	27,360	3,113	38,058	5,736	74,141
Issued in reinvestment of distributions	1,511	17,773	—	—	2,314	30,676
Redeemed	(20,221)	(248,330)	(33,282)	(406,540)	(112,439)	(1,465,840)
	(16,530)	(203,197)	(30,169)	(368,482)	(104,389)	(1,361,023)
R Class
Sold	2,457	30,961	453	5,567	1,854	24,953
Issued in reinvestment of distributions	254	3,011	—	—	271	3,633
Redeemed	(4,887)	(62,306)	(2,276)	(28,123)	(3,560)	(47,332)
	(2,176)	(28,334)	(1,823)	(22,556)	(1,435)	(18,746)
R6 Class
Sold	1,697,366	21,638,355	305,363	3,755,656	2,806,246	36,543,008
Issued in reinvestment of distributions	62,451	747,250	—	—	28,238	379,549
Redeemed	(502,512)	(6,350,397)	(247,172)	(3,069,134)	(889,012)	(11,188,363)
	1,257,305	16,035,208	58,191	686,522	1,945,472	25,734,194
Net increase (decrease)	(596,399)	$(7,175,296)	(2,884,166)	$(35,943,047)	(6,300,657)	$(76,281,317)

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

26

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$643,838,146	—
Corporate Bonds	—	168,089,255	—
Temporary Cash Investments	$226,531	59,458,982	—
	$226,531	$871,386,383	—
Other Financial Instruments
Futures Contracts	$247,774	$281,679	—
Swap Agreements	—	530,669	—
Forward Foreign Currency Exchange Contracts	—	2,575,052	—
	$247,774	$3,387,400	—

Liabilities
Other Financial Instruments
Futures Contracts	$57,070	$215,820	—
Forward Foreign Currency Exchange Contracts	—	6,578,126	—
	$57,070	$6,793,946	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of

27

swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $9,511,870.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $390,767,408.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 855 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $9,000,000.

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Value of Derivative Instruments as of October 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$13,943
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$2,575,052	Unrealized depreciation on forward foreign currency exchange contracts	6,578,126
Interest Rate Risk	Receivable for variation margin on futures contracts*	55,318	Payable for variation margin on futures contracts*	—
		$2,630,370		$6,592,069

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$447,191	Change in net unrealized appreciation (depreciation) on swap agreements	$711,768
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	3,845,678	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(3,716,081)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,400,302)	Change in net unrealized appreciation (depreciation) on futures contracts	255,982
Other Contracts	Net realized gain (loss) on swap agreement transactions	(187,000)	Change in net unrealized appreciation (depreciation) on swap agreements	30,002
		$2,705,567		$(2,718,329)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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9. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016, the four months ended October 31, 2015 and the year ended June 30, 2015 were as follows:

	October 31, 2016	October 31, 2015(1)	June 30, 2015
Distributions Paid From
Ordinary income	—	—	$17,022,890
Long-term capital gains	$17,061,464	—	$7,850,073
Tax return of capital	$1,203,392	—	—

(1)	The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses and net operating losses, were made to capital paid in $(11,551,292), undistributed net investment income $(3,786,751), and accumulated net realized loss $15,338,043.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$875,544,633
Gross tax appreciation of investments	$29,625,950
Gross tax depreciation of investments	(33,557,669)
Net tax appreciation (depreciation) of investments	(3,931,719)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(69,822)
Net tax appreciation (depreciation)	$(4,001,541)
Undistributed ordinary income	—
Other book-to-tax adjustments	$(2,053,644)
Accumulated long-term capital losses	$(1,218,821)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$12.39	0.11	0.58	0.69	—	(0.25)	(0.01)	(0.26)	$12.82	5.57%	0.80%	0.85%	40%	$434,618
2015(3)	$12.35	0.04	—(4)	0.04	—	—	—	—	$12.39	0.40%	0.81%(5)	0.95%(5)	7%	$469,820
2015	$14.50	0.14	(1.98)	(1.84)	(0.21)	(0.10)	—	(0.31)	$12.35	(12.85)%	0.80%	1.05%	67%	$494,676
2014	$13.50	0.17	0.86	1.03	(0.03)	—	—	(0.03)	$14.50	7.66%	0.80%	1.24%	35%	$600,026
2013	$14.39	0.19	(0.82)	(0.63)	(0.26)	—	—	(0.26)	$13.50	(4.55)%	0.80%	1.35%	21%	$655,032
2012	$14.65	0.24	(0.18)	0.06	(0.32)	—	—	(0.32)	$14.39	0.36%	0.81%	1.68%	50%	$894,450
Institutional Class
2016	$12.41	0.13	0.57	0.70	—	(0.25)	(0.03)	(0.28)	$12.83	5.78%	0.60%	1.05%	40%	$373,045
2015(3)	$12.36	0.05	—(4)	0.05	—	—	—	—	$12.41	0.40%	0.61%(5)	1.15%(5)	7%	$332,434
2015	$14.51	0.16	(1.97)	(1.81)	(0.24)	(0.10)	—	(0.34)	$12.36	(12.67)%	0.60%	1.25%	67%	$339,993
2014	$13.50	0.20	0.87	1.07	(0.06)	—	—	(0.06)	$14.51	7.95%	0.60%	1.44%	35%	$424,158
2013	$14.39	0.22	(0.83)	(0.61)	(0.28)	—	—	(0.28)	$13.50	(4.36)%	0.60%	1.55%	21%	$346,695
2012	$14.66	0.27	(0.20)	0.07	(0.34)	—	—	(0.34)	$14.39	0.49%	0.61%	1.88%	50%	$349,782

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$12.33	0.08	0.57	0.65	—	(0.25)	—	(0.25)	$12.73	5.38%	1.05%	0.60%	40%	$18,161
2015(3)	$12.30	0.03	—(4)	0.03	—	—	—	—	$12.33	0.24%	1.06%(5)	0.70%(5)	7%	$18,899
2015	$14.44	0.10	(1.96)	(1.86)	(0.18)	(0.10)	—	(0.28)	$12.30	(13.06)%	1.05%	0.80%	67%	$19,392
2014	$13.44	0.14	0.86	1.00	—	—	—	—	$14.44	7.44%	1.05%	0.99%	35%	$96,081
2013	$14.33	0.16	(0.83)	(0.67)	(0.22)	—	—	(0.22)	$13.44	(4.81)%	1.05%	1.10%	21%	$89,103
2012	$14.60	0.21	(0.20)	0.01	(0.28)	—	—	(0.28)	$14.33	0.03%	1.06%	1.43%	50%	$96,335
C Class
2016	$12.22	(0.02)	0.56	0.54	—	(0.25)	—	(0.25)	$12.51	4.52%	1.80%	(0.15)%	40%	$1,034
2015(3)	$12.22	—(4)	—(4)	—(4)	—	—	—	—	$12.22	0.00%	1.81%(5)	(0.05)%(5)	7%	$1,211
2015	$14.34	0.01	(1.96)	(1.95)	(0.07)	(0.10)	—	(0.17)	$12.22	(13.67)%	1.80%	0.05%	67%	$1,580
2014	$13.45	0.03	0.86	0.89	—	—	—	—	$14.34	6.62%	1.80%	0.24%	35%	$3,352
2013	$14.34	0.05	(0.83)	(0.78)	(0.11)	—	—	(0.11)	$13.45	(5.51)%	1.80%	0.35%	21%	$5,051
2012	$14.61	0.10	(0.20)	(0.10)	(0.17)	—	—	(0.17)	$14.34	(0.73)%	1.81%	0.68%	50%	$7,692
R Class
2016	$12.32	0.04	0.57	0.61	—	(0.25)	—	(0.25)	$12.68	5.06%	1.30%	0.35%	40%	$134
2015(3)	$12.30	0.02	—(4)	0.02	—	—	—	—	$12.32	0.16%	1.31%(5)	0.45%(5)	7%	$157
2015	$14.44	0.07	(1.97)	(1.90)	(0.14)	(0.10)	—	(0.24)	$12.30	(13.28)%	1.30%	0.55%	67%	$179
2014	$13.47	0.10	0.87	0.97	—	—	—	—	$14.44	7.20%	1.30%	0.74%	35%	$231
2013	$14.36	0.12	(0.83)	(0.71)	(0.18)	—	—	(0.18)	$13.47	(5.03)%	1.30%	0.85%	21%	$200
2012	$14.63	0.17	(0.20)	(0.03)	(0.24)	—	—	(0.24)	$14.36	(0.22)%	1.31%	1.18%	50%	$246

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2016	$12.41	0.14	0.57	0.71	—	(0.25)	(0.04)	(0.29)	$12.83	5.83%	0.55%	1.10%	40%	$48,582
2015(3)	$12.35	0.05	0.01	0.06	—	—	—	—	$12.41	0.49%	0.56%(5)	1.20%(5)	7%	$31,370
2015	$14.50	0.16	(1.97)	(1.81)	(0.24)	(0.10)	—	(0.34)	$12.35	(12.63)%	0.55%	1.30%	67%	$30,516
2014(6)	$13.77	0.19	0.61	0.80	(0.07)	—	—	(0.07)	$14.50	5.81%	0.55%(5)	1.45%(5)	35%(7)	$7,614

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. For the years before October 31, 2015, the fund's fiscal year end was June 30.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	July 26, 2013 (commencement of sale) through June 30, 2014.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (one of the three funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 16, 2016

34

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

37

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

38

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

39

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

40

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

41

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century International Bond Funds:

	Affirmative	Withhold
Tanya S. Beder	$1,874,542,107	$10,866,258
Jeremy I. Bulow	$1,874,577,560	$10,830,805
Anne Casscells	$1,874,786,416	$10,621,949
Jonathan D. Levin	$1,871,510,015	$13,898,350
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $17,056,869, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90983 1612

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $87,233
FY 2016:    $101,490

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $93,600*
FY 2016:    $167,395

*The funds in the registrant changed their fiscal year end from June 30 to October 31. Therefore, the amounts reported in this Item 4(g) represent a four-month reporting period from July 1, 2015 to October 31, 2015.

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 29, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2016